Exhibit 10.1

Deed

of

amendment

CERTAIN INFORMATION

HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE

IT IS BOTH NOT
MATERIAL AND

IS THE TYPE OF INFORMATION

THAT THE REGISTRANT

TREATS AS

PRIVATE
OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT

ARE INDICATED

BY [***].
New Coal Supply Agreement
(Prepayment and

Rebate Release)
Stanwell Corporation
Limited Coronado Curragh
Pty Ltd Each entity listed

in
Schedule 1
Level 22 One Eagle – Waterfront Brisbane 1 Eagle Street
Brisbane PO Box 7844 Brisbane QLD 4001 Australia
T +61 7 3119 6000 F +61 7 3119 1000
minterellison.com

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Deed

of

amendment
New
Coal Supply

Agreement
Details
3
Agreed terms
4
1.
Defined terms & interpretation
4
1.1
Defined terms
4
1.2
Terms

used in NCSA
5
1.3
Interpretation
5
2.
Conditions Precedent
5
2.1
General
5
2.2
Rebate Release
5
2.3
Satisfaction
5
3.
Prepayment
6
3.1
Obligation
6
3.2
Payment
6
4.
Release of Rebate
6
4.1
Amendment of ACSA
6
4.2
Extension of Rebate Release Term
6
4.3
Calculation of Rebate Amounts
6
5.
Amendment of NCSA
6
5.1
Amendment
6
5.2
Effect of amendment
6
5.3
Confirmation
6
6.
Representations, warranties and covenants
7
7.
Miscellaneous
8
7.1
General provisions
8
Schedule 1 – Security Providers
9
Schedule 2 – NCSA amendments
11
Signing page
27

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Details
Date
Parties
Name Stanwell Corporation Limited
ABN 37 078 848 674
Short form name Stanwell
Notice details
Level 2, 180 Ann Street,

Brisbane QLD 4000
Attention: Company Secretary
Email: Copy to: General Counsel
Email:

Name Coronado Curragh Pty Ltd
ABN 90 009 362 565
Short form name Coronado
Notice details
Level 33, 345 Queen Street, Brisbane

QLD 4000
Attention: Company Secretary
Email:

Name
Security Providers , being each entity listed in Schedule 1 with their details as specified therein.
(together, the Parties )
Background
A
Stanwell and Coronado are parties to the

ACSA and the NCSA.
B Stanwell and Coronado wish to vary the existing coal supply arrangements between them to provide for:
(i) Coronado being released from the obligation to pay to Stanwell the rebate payable under the
ACSA for an agreed term;
(ii)
the supply by Coronado, and the purchase by Stanwell,

of an additional 4,000,000 Tonnes
Equivalent of Coal ( Additional Coal Tonnes ) over a term of five (5) years under the NCSA;
(iii) Stanwell prepaying an agreed amount of money to Coronado as part payment for the
Additional Coal Tonnes;
(iv) a mechanism to calculate the accrued value of the Rebate Amount and the Prepayment
Amount ( RRP Balance ); and
(v) the RRP Balance to be applied towards the part payment of coal delivered by Coronado to
Stanwell for the Additional Coal Tonnes

or the Annual Contract Tonnage

(as applicable).
C Stanwell and Coronado have agreed to amend the NCSA on the terms set out in this deed to reflect the circumstances set out in recital B and related

matters.

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Agreed

terms
1.

Defined terms

& interpretation
1.1

Defined terms
In this document:
ABL Lenders
means all of the lenders under

the Facility Agreement.
ACSA means the Amended Coal Supply Agreement dated 6 November 2009 between Stanwell and
Coronado as amended by:
(a) the ACSA Deed of Amendment entered into between Stanwell and Coronado on or about 21
November 2016;
(b) the New Coal Supply Deed; and
(c)
the letter from Coronado

to Stanwell dated 20 September 2018.
Additional Coal Tonnes
means for each Year

during the Additional Coal Tonnes

Term,

the quantity
of Coal in Tonnes

Equivalent nominated as Additional Coal Tonnes

by Stanwell in accordance with
the NCSA, not to exceed 4,000,000

Tonnes

Equivalent of Coal in aggregate over the Additional Coal
Tonnes

Term.
Additional Coal Tonnes Term means a period of 60 Months commencing on the Supply
Commencement Date.
Effective Date
means the date this deed is

executed by the last Party to

execute it.
Facility Agreement
means the Syndicated Facility Agreement dated 8

May 2023 between Coronado
Global Resources Inc., Coronado Australia Holdings Pty Ltd, Coronado

Finance Pty Ltd, Coronado
Curragh Pty Ltd, Global Loan Agency Services Australia

Pty Ltd, Global Loan Agency Services
Australia Nominees Pty Ltd, The Hongkong and Shanghai Banking Corporation Limited and DBS
Bank Limited, as amended, restated, modified, supplemented,

extended, renewed, refunded,
restructured, refinanced or replaced or otherwise modified

from time to time and whether by the
same or any other agent, lender or group of lenders or

other party.
NCSA means the New Coal Supply Agreement dated 12 July 2019 between Stanwell and Coronado and, where the context requires, means the NCSA as

amended by this deed.
New Coal Supply Deed means the New Coal Supply Deed entered into between Stanwell and
Coronado on or about 14 August 2018.
Notes Indenture means the Indenture dated 2 October 2024 between Coronado Finance Pty Ltd,
Coronado Global Resources Inc., Wilmington Trust,

National Association and others, as amended,
restated, modified, supplemented, extended, renewed, refunded,

restructured, refinanced or replaced
or otherwise modified from time to time and whether by

the same or any other investor(s) or other
party.
Prepayment Amount means the amount of A$116,140,000.
Rebate Amount
means any amount payable to Stanwell under clause

12.5 of the ACSA.
Rebate Release
has the meaning given in

clause 4.1.
Rebate Release Term means the period from and including 1 April 2025 to and including 31 December
2025 and any extension of that period agreed under clause

4.2.
Security Provider
means each entity specified in

Schedule 1.
Senior Finance Document means:
(a) the Facility Agreement;
(b)
each 'Loan Document' as defined in

the Facility Agreement;
(c) the Notes Indenture; and

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

(d)
each 'Priority Lien Document' as

defined in the Notes Indenture.
Stanwell Guarantee means each guarantee provided to Stanwell by a Security Provider with respect to transactions in connection with the Curragh Mine.
Stanwell Security means each mortgage, charge, pledge, lien or other security interest provided to
Stanwell by a Security Provider with respect to transactions in connection with the Curragh Mine.
1.2

Terms

used

in NCSA
Unless otherwise indicated, terms defined in the NCSA, where used in this deed, have the meaning given to them in the NCSA.
1.3

Interpretation
Clauses 1.1 and 1.2 (inclusive) of the NCSA apply to this deed as if they are set out in full in this deed, with all necessary changes.
2.

Conditions Precedent
2.1

General
This deed is conditional on Coronado obtaining a binding waiver from the ABL Lenders, on terms satisfactory to Stanwell (acting reasonably), in respect

of any financial covenants under the Facility
Agreement that would otherwise be breached at any time up

to and including 31 July 2025.
2.2 Rebate Release
Each Rebate Release after the Effective Date is conditional on the following matters for each remaining
Month of the Rebate Release Term:
(a) Coronado being compliant with the covenants in Section 7.09 (Financial covenants) of the
Facility Agreement (or any equivalent clause under any

amendment, restatement or
replacement of the Facility Agreement), or holding a binding waiver from the ABL Lenders of any such covenants on terms reasonably acceptable to

Stanwell; and
(b) Coronado being compliant with its obligations to provide the rolling cashflow forecasts and the details of any updates to the life of mine plan in accordance with clause 6(b); and
(c)
Coronado maintaining a cash balance of

at least:
(i) US$50 million for each Month up to and including the Month ending on 30
September 2025; and
(ii)
US$100 million for each Month

after 30 September 2025,
with such cash balance to be assessed as at the date on which each Rebate Amount would
otherwise be payable under the ACSA for that Month.
2.3

Satisfaction
(a) Coronado is responsible for obtaining satisfaction of the conditions in this clause 2 at its own cost and will notify Stanwell in writing when the conditions are satisfied as follows:
(i)
for the condition in clause 2.1,

by no later than the Effective Date;

and
(ii)
for the conditions in clause 2.2, by no later

than the 20
th
day of each Month.
(b) The conditions in this clause 2 are for the benefit of Stanwell alone and may only be waived by Stanwell in writing.

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

3.

Prepayment
3.1

Obligation
Stanwell will pay to Coronado the Prepayment Amount

in accordance with clause 3.2 on or

before the
date that is five Business Days after

the Effective Date as part payment for

the Additional Coal Tonnes.
3.2

Payment
The Prepayment Amount will be paid

to a bank account nominated by

Coronado.
4.

Release of Rebate
4.1

Amendment of ACSA
Subject to clause 2.2, Stanwell and Coronado agree that the

ACSA will be amended so that Stanwell
will not receive, and Coronado is under no obligation to pay, the Rebate Amounts for each month
( Rebate Release ) during the Rebate Release Term.
4.2

Extension of

Rebate Release

Term
Stanwell and Coronado:
(a)
may, by mutual

agreement, extend the Rebate Release Term

provided the Rebate
Release Term

ends on a date that is no later than the 'Final Delivery Date' within the meaning of that term under the ACSA; and
(b) acknowledge and agree that any agreed extension to the Rebate Release Term may include an extension to the Additional Coal Tonnes

Term

(with any corresponding
changes to Schedule 1A of the NCSA (as amended under

the terms of this deed).
4.3

Calculation of

Rebate Amounts
During the Rebate Release Term, Coronado will continue to calculate the Rebate Amounts in accordance with the ACSA.
5.

Amendment of

NCSA
5.1

Amendment
(a) With effect on and from the Effective Date, the NCSA is amended in accordance with
Schedule 2 to this deed.
(b) Clause 5.1(a) does not affect any right or obligation of either Party that arises before the
Effective Date.
5.2

Effect of amendment
(a)
Subject to clause 5.1, the NCSA

continues in full force and effect.
(b) Stanwell and Coronado agree that they are bound by and will comply with the NCSA as amended by this deed.
5.3

Confirmation
(a) Each Security Provider:
(i) acknowledges, ratifies and consents to the amendment of the NCSA pursuant to this deed;
(ii)
acknowledges and agrees that, to the extent legally possible,

each Stanwell Security
to which it is a party continues in full force and effect and extends to any amount payable by, and any obligation of, Coronado under the NCSA as amended by this deed; and

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

(iii)
acknowledges and agrees that each Stanwell Guarantee to

which it is a party
continues in full force and effect and extends to any amount payable by, and any obligation of, Coronado under the NCSA as amended

by this deed.
(b) Stanwell and each Security Provider acknowledges and agrees that the NCSA as amended pursuant to this deed is:
(i)
a “Secured Document” for the purposes of each Stanwell Security to which that
Security Provider is a party; and
(ii) a “Project Document” for the purposes of each Stanwell Guarantee to which that
Security Provider is a party.
6. Representations, warranties and covenants
(a)
Coronado warrants that, as at the

Effective Date:
(i) the forecasts, projections, models, budgets and other forward-looking financial information ( Forecasts ) provided to Stanwell:
(A)
have been prepared in good faith based on

industry-standard assumptions
that Coronado believes to be reasonable;
(B) are based on the best and most up-to-date information available to
Coronado;
(C) reflect Coronado's reasonable estimate of its future financial performance, including expected revenues, expenses, capital expenditures,

and cash flows
(acknowledging that the Forecasts do not account for

events outside of
Coronado’s knowledge and control occurring after their

preparation (including
but not limited to significant weather events and machinery

breakdown)); and
(D)
accurately present, in all material respects, Coronado's expectations as to its
future financial condition and operations for the periods

stated in the
Forecasts;
(ii)
it is not aware of any fact, matter, circumstance,

event, or condition that has not
been disclosed to Stanwell and that would, individually or

in combination,
reasonably be expected to cause the Forecasts to be misleading or inaccurate in any material respect; and
(iii)
entering into this deed and performing the obligations contemplated by this deed
does not cause Coronado or any of its Related Bodies

Corporate to breach any
obligations or result in any default under any agreement, including under the Senior
Finance Documents or any other financing agreements existing as at the Effective
Date.
(b)
Prior to the Effective Date

and on the 20th

day of each Month commencing in

the Month after
the Effective Date and ending

on the Final Delivery Date,

Coronado will provide to Stanwell
in writing

rolling 12

month cashflow

forecasts and

details of

any updates

to the

life of

mine
plan for the Curragh Mine.
(c) For each Year during the period commencing on the Effective Date and ending on the
Final Delivery Date, Coronado will provide to Stanwell the Coronado

Group approved
annual budget promptly after such budget has been approved.

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

7.

Miscellaneous
7.1

General provisions
The following clauses of the NCSA apply to this deed as if they are set out in full in this deed, with all necessary changes:
(a) clause 11.6 (GST);
(b) clause 17 (Dispute Resolution);
(c)
clause 18 (Assignment and Change of

Control);
(d) clause 19 (Representations, Warranties and Undertakings);
(e) clause 20 (Confidentiality);
(f) clause 21 (Notices and Communications) except that the Parties' details for Notices are those nominated in the Details section of this deed;
(g) clause 22 (Miscellaneous);
(h) clause 23 (Costs); and
(i) clause 24 (Counterparts).

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Schedule

1

–

Security

Providers
No. Company
1.
Coronado Finance

Pty Ltd
ABN: 60 628 668 235
Notice details: Level 31, 345

Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:

2.
Coronado Australia Holdings

Pty Ltd
ABN: 23 623 524 989
Notice details: As above
3.
Coronado Curragh Pty

Ltd
ABN: 90 009 362 565
Notice details: As above
4.
Curragh Coal Sales Co.

Pty. Ltd.
ABN: 89 010 459 220
Notice details: As above
5.
Curragh Queensland Mining

Pty Ltd
ABN: 55 095 450 418
Notice details: As above
6.
Coronado Global

Resources Inc.
Notice details: As above
7.
Buchanan Minerals,

LLC
Notice details: As above
8.
Buchanan Mining

Company LLC
Notice details: As above
9.
Coronado Coal

Corporation
Notice details: As above
10. Coronado Coal II LLC
Notice details:

As above

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

11. Coronado Coal LLC
Notice details:

As above
12. Coronado Curragh LLC
Notice details:

As above
13. Coronado II LLC
Notice details: As above
14.
Coronado IV LLC
Notice details:

As above
15. Coronado VA, LLC
Notice details:

As above
16.
Greenbrier Minerals,

LLC
Notice details: As above
17.
Mon Valley Minerals

LLC
Notice details: As above
18.
Powhatan Mid-Vol Coal Sales,

LLC
Notice details: As above

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Schedule

2–

NCSA

amendments
1.

Details
Coronado's notice details are

amended by:
(a) deleting the words:
'

Level

31,

345

Queen

Street,

Brisbane

QLD

4000
Attention:

Garold

Spindler,

Chief

Executive

Officer
Email: ' mailto:
(b) inserting the words:
'

Level

33,

345

Queen

Street,

Brisbane

QLD

4000
Attention: Company Secretary
Email: '
2.

Recitals
A new recital paragraph

E is inserted immediately after recital

paragraph D as follows:
'The parties have further agreed, on the terms and conditions of the

NCSA Amendment Deed and this
Agreement, to make provision for:
(i) Stanwell not receiving, and Coronado being under no obligation to pay, the rebate payable by Coronado under the ACSA for an agreed term

(from April 2025 until
December 2025, subject to conditions and which may be extended by mutual
agreement);
(ii) the supply by Coronado, and the purchase by Stanwell, of an additional quantity of
Coal for an agreed term;
(iii)
Stanwell prepaying an agreed amount of money to Coronado as part payment for the
additional quantity of Coal; and
(iv)
the accrued value of the Rebate Amount and the Prepayment

Amount to be
applied towards the payment of coal delivered by Coronado to Stanwell for the
Additional Coal Tonnes

or the Annual Contract Tonnage

(as applicable
).'
3.

Clause 1.1 – Definitions
Clause 1.1 is amended by:
(a)
amending each of the following definitions

so that they have the meaning set

out below:
" Invoice Price ":
(a)
for the Annual Contract

Tonnage, has the meaning given in Clause 9.1(a)(i); and
(b)
for the Additional Coal

Tonnes, has the meaning given in Clause 9.2(a)(i).
"Netback Amount" for each Month during the Supply Term, has the meaning given in Clause
11.2(a).
"Tonnes Delivered " for each Month:
(a)
during the Supply Term, has the meaning given in

Clause 11.2(a); and
(b)
during the Additional Coal

Tonnes Term,

has the meaning given in

Clause 11.2(b).
(b)
inserting the following

new definitions in alphabetical

order:

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

"Additional Coal Tonnes"
means for each Year during

the Additional Coal Tonnes

Term,
the quantity of Coal in Tonnes

Equivalent nominated by Stanwell in accordance with Clause
5.2, not to exceed the Total

Additional Coal Tonnes

Equivalent of Coal in aggregate over the
Additional Coal Tonnes Term

and [***] Tonnes Equivalent over any

Quarter.
"Additional Coal Tonnes Term" means a period of 60 Months commencing on the Supply
Commencement Date.
"Additional Coal Tonnage Netback Amount"
has the meaning given in

Clause 11.2(b).
"Agreement" means this agreement (including as amended by the NCSA Amendment Deed).
"Effective Date"
has the meaning given

in the NCSA Amendment Deed.
"Export Tonnes" has the meaning given in Clause 5.3(a)(iii). " Fixed
Price
" has the meaning given in the RRP Balance

Schedule.
" Fixed Price Additional Coal Tonnes " means the quantity of Coal in Tonnes Equivalent nominated by Stanwell as such in accordance with Clause

5.2(a)(i)(B).
" Floating Price"
has the meaning given in the RRP Balance Schedule.

"
Floating
Price Additional Coal Tonnes " means the quantity of Coal in Tonnes
Equivalent nominated by Stanwell as such

in accordance with Clause

5.2(a)(i)(C).
"Monthly Additional Coal Tonnage"
has the meaning given in

Clause 5.4(a)(i).
"NCSA Amendment Deed"
means the Deed of Amendment – New Coal Supply

Agreement
(Prepayment and Rebate Release) between Coronado and Stanwell dated 10 June 2025.
"Prepayment Amount"
has the meaning given in

the RRP Balance Schedule.
"Quarterly Additional Coal Tonnage" means for each Quarter during the Additional Coal
Tonnes Term,

the quantity of Coal in Tonnes Equivalent nominated by Stanwell in accordance with Clause 5.2(a), not to exceed [***] Tonnes

Equivalent of Coal in a Quarter.
"Rebate Amount" has the meaning given in the RRP Balance Schedule. "Rebate
Release" has the meaning given in the NCSA Amendment Deed. "Rebate Release
Term" has the meaning given in the NCSA Amendment Deed.
“ Remaining Additional Coal Tonnes RRP Payment ” has the meaning given in Clause
5.3(a)(ii)(A).
"RRP Balance"
has the meaning given in the

RRP Balance Schedule.
"RRP Balance Schedule" means the RRP model calculations schedule at Schedule 1A to this Agreement which sets out the information and formulae

required to determine certain
amounts to be paid under this Agreement.
"RRP Monthly Marketing Fee"
has the meaning given in

Clause 5.3(a)(iii)(A).
"RRP Monthly Payment"
has the meaning given in

the RRP Balance Schedule.
"RRP Monthly Unnominated Tonnes Payment" has the meaning given in the RRP
Balance Schedule.
"RRP Termination Payment" has the meaning given in the RRP Balance Schedule. "RRP
Tonnage Payment" has the meaning given in the RRP Balance Schedule. "Senior Finance
Document" has the meaning given in the NCSA Amendment Deed.
"Statutory Royalty Amount"
means, in respect of any Additional Coal Tonnes

delivered,
an amount equal to the statutory royalty amount

exclusively attributable to those Additional
Coal Tonnes

paid by Coronado to the State of Queensland

in accordance with the Act and
the Mineral Resources Regulation 2013 (Qld) and not taking into account statutory royalty amounts payable by Coronado in respect of any other coal.
“ Total Additional Coal Tonnes
” means 4,000,000

Tonnes Equivalent of Coal in aggregate
over the Additional Coal Tonnes

Term.

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

"Unnominated Tonnage"
means for each Quarter during the Additional Coal Tonnes

Term,
the difference between the Quarterly Additional Coal Tonnage nominated by Stanwell in
accordance with Clause 5.2(a) and the maximum [***] Tonnes Equivalent of Coal that may be nominated for each Quarter.
"Weekly Additional Coal Tonnage"
has the meaning given in

Clause 5.4(a)(ii).
4.

Clause 2.3 – Term
Clause 2.3 is amended by deleting existing clause 2.3(a) and inserting in its place the following new clause 2.3(a):
'
This Agreement will have effect from the Commencement Date

except for those provisions that were
amended or inserted in accordance with the NCSA Amendment Deed, which will have effect from the
Effective Date. Unless this Agreement is terminated earlier

in accordance with its terms, this
Agreement ends on the date occurring after the Final Delivery

Date when each Party has complied
with its obligations and satisfied all of its liabilities under this Agreement.'
5.

Clause 4.5 – Export election
Clause 4.5 is amended by:
(a) inserting the words 'comprising the Annual Contract Tonnage' immediately after the words
'to receive any quantity of Coal' ; and
(b) inserting the words ' If the election is rejected,' immediately before the words 'Coronado must deliver and Stanwell must take…' .
6.

Clause 5 – Additional

Coal Tonnes
Clause 5 is amended by deleting existing clause 5 headed 'Coal Option' and inserting in its place the following new clause 5 with the heading above:
'5.1 Annual Contract Tonnage unaffected
The Parties agree that:
(a) the Additional Coal Tonnes are in addition to any other quantity of Coal contemplated by this
Agreement including the Annual Contract Tonnage

nominated in accordance with Clause 4;
and
(b)
in each Month during the Additional Coal Tonnes

Term,

any quantity of the Annual Contract
Tonnage delivered under this Agreement will be deemed to be delivered before the
Additional Coal Tonnes.
5.2 Annual nominations
(a) Not later than the 30 September occurring prior to the commencement of each Year during the Additional Coal Tonnes

Term,

Stanwell shall, by notice to Coronado:
(i) nominate for each Quarter of such Year:
(A)
the Quarterly Additional Coal

Tonnage;
(B)
the Fixed Price Additional

Coal Tonnes;
(C)
the Floating Price Additional

Coal Tonnes; and
(D)
the Unnominated Tonnage, provided

that:
(E)
the sum of the Quarterly Additional Coal Tonnage

and the Unnominated
Tonnage must equal
[***]

Tonnes Equivalent of Coal per Quarter; and
(F) the Fixed Price Additional Coal Tonnes and the Floating Price Additional
Coal Tonnes

must not exceed
[***]

Tonnes Equivalent

of Coal per Quarter;
(G)
the Fixed Price Additional Coal Tonnes must not exceed 400,000

Tonnes
Equivalent of Coal in any Year;
(H)
the Fixed Price Additional Coal Tonnes

for a Quarter must comprise the

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

lesser of
[***]

Tonnes Equivalent

of Coal and the Quarterly Additional Coal
Tonnage for

that Quarter, unless the

Quarterly Additional Coal Tonnage

for
any other Quarter or Quarters in that Year

is less than
[***]

Tonnes
Equivalent of Coal, in which case an amount equal

to the difference between
[***]

Tonnes Equivalent

of Coal and the Quarterly Additional Coal Tonnage
for that Quarter or Quarters may be nominated as Fixed

Price Additional Coal
Tonnes

in another Quarter;
provided that for the first Quarter of the Additional Coal

Tonnes

Term,

if that Quarter
does not start on January 1, April 1, July 1 or October 1,

such limits will be applied
pro-rata for the number of Months in that Quarter that

are within the Additional Coal
Tonnes Term;

and
(ii) confirm any Additional Coal Tonnes that have been postponed in accordance with
Clause 12.4(c) or Clause 13.4(c) and that Coronado is

obliged to deliver in that Year
pursuant to this Agreement.
(b) If:
(i)
Stanwell does not make a nomination by the 30 September that occurs
immediately prior to the commencement of the first Year of the Additional Coal
Tonnes Term;

and
(ii) either:
(A)
the Additional Coal

Tonnes Term

commences; or
(B) in the reasonable opinion of Stanwell, the Additional Coal Tonnes Term is likely to commence before Stanwell will be able to make

a nomination,
Stanwell shall promptly make a nomination in accordance with Clause

5.2(a)(i)(A) for
the period in respect of the first (and if applicable, the second)

Year in the Additional
Coal Tonnes

Term.
5.3 Nominations at end of Additional Coal Tonnes Term
(a)
If on the final day of the Additional Coal Tonnes

Term

any Additional Coal Tonnes

have not
been taken, delivered or credited against the Additional Coal Tonnes to be delivered,
Stanwell may elect, at its option, any or a combination of all of the following until the RRP
Balance equals zero ($0) (provided that the aggregate Additional

Coal Tonnes

and/or
volume of Annual Contract Tonnage

dealt with in accordance with Clauses 5.3(a)(i) to
5.3(a)(iii) (inclusive) must not exceed
[***]

Tonnes Equivalent

in any Quarter):
(i) to take delivery of those Additional Coal Tonnes (up to
[***]

Tonnes Equivalent of

Coal
per Quarter) with the price for those Additional Coal Tonnes to be the Fixed Price or
the Floating Price (as applicable) which would have otherwise applied in respect of
the tonnes at the time they were originally nominated under

Clause 5.2 to be
delivered or accepted;
(ii) in respect of an amount of Coal comprising the Annual Contract Tonnage up to
[***]

Tonnes Equivalent,

that Coronado must:
(A)
subtract the RRP Tonnage

Payment per Tonne

Equivalent (for that
amount of Coal delivered to Stanwell)

(
Remaining Additional Coal
Tonnes RRP Payment ), from the Netback Amount payable by Stanwell each Month; and
(B)
credit the Tonnes

Equivalent associated with the RRP Tonnage

Payment per
Tonne by way of deduction from any outstanding amount of Additional Coal
Tonnes to

be delivered; or
(iii)
that Coronado must sell a volume of the remaining Additional Coal

Tonnes

(up to
[***]

Tonnes Equivalent

of Coal per Quarter) on the export market (
Export Tonnes )
and Coronado must:
(A) sell those Export Tonnes and pay to Stanwell the RRP Tonnage Payment per
Tonne Equivalent

of Export Tonnes

together with an amount equal to the

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Additional Coal Tonnage

Netback Amount for those Export Tonnes
(calculated in accordance with Clauses 9.2 and 11),

and Stanwell must pay
to Coronado as a marketing fee an amount equal to the

Additional Coal
Tonnage Netback

Amount (
RRP Monthly Marketing Fee ); and
(B) credit the Tonnes Equivalent of the Export Tonnes against the amount of
Additional Coal Tonnes

to be delivered.
(b)
For the purposes of Clause 5.3(a), whether any Additional

Coal Tonnes

have not been
taken, delivered or credited against the Additional Coal Tonnes to be delivered as at the final day of the Additional Coal Tonnes

Term

is calculated by subtracting from the Total
Additional Coal Tonnes:
(i) all Additional Coal Tonnes delivered to and taken by Stanwell during the Supply
Term; and
(ii) each Unnominated Tonnage.
5.4 Deliveries
(a)
Clauses 4.2, 4.3, 4.4 and 4.6 apply to deliveries of the Additional

Coal Tonnes mutatis
mutandis except that:
(i)
in Clause 4.2, references to 'Monthly Tonnage'

and 'Quarterly Tonnage'

are
replaced with 'Monthly Additional Coal Tonnage' and 'Quarterly Additional Coal
Tonnage' respectively;
(ii)
in Clause 4.3, 'Weekly Tonnage' and 'Monthly Tonnage'

are replaced with 'Weekly
Additional Coal Tonnage'

and 'Monthly Additional Coal Tonnage';

and
(iii) in Clause 4.4, the sentence reading 'Coronado is not obliged to deliver any Coal in respect of which Stanwell has elected to take Cash in

Lieu' is deleted.
(b)
In each Month during a

Quarter:
(i) the Monthly Tonnage will be deemed to be delivered first; and
(ii) the Monthly Additional Coal Tonnage will be deemed to be delivered second, to be allocated on a pro rata basis in proportion to the quantity

of Fixed Price Additional
Coal Tonnage

and the quantity of Floating Price Additional Coal Tonnage

nominated
for that Quarter.'
7.

Clause 9 -

Price of Coal
Clause 9 is amended by deleting existing clauses 9(a) to 9(d) and inserting in their place the following new clauses 9.1 and 9.2:
'9.1

Annual Contract Tonnage
(a)
The Contract Price per Tonne Equivalent of the Annual Contract Tonnage

for each Month is
to be determined in accordance with the SRA Value

Schedule and:
(i) the " Invoice Price
" for Coal delivered in any Month is the Contract

Price per Tonne
Equivalent for the Month adjusted to reflect the quality of the

Coal delivered in that
Month in accordance with Clause 10' and
(ii)
the Contract Price per Tonne

Equivalent for each Month will only vary in
accordance with the SRA Value Schedule

and is inclusive of all costs.

The
Contract Price per Tonne

Equivalent so determined shall apply throughout the
Supply Term irrespective of any change in Coronado's actual costs, the Curragh
Mine's viability or market prices.
(b)
Stanwell will pay a royalty amount in respect of

the Annual Contract Tonnage

for each
Month determined in accordance with Clause 11.4(a).
9.2

Additional Coal Tonnes
(a)
The Fixed Price for the Fixed Price Additional Coal Tonnes

and the Floating Price for the

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Floating Price Additional Coal Tonnes for each Month are to be determined in accordance with the RRP Balance Schedule and:
(i) the " Invoice Price " for Coal delivered in any Month is the Fixed Price or Floating
Price for the Month adjusted to reflect the quality of the Coal delivered in that Month
in accordance with Clause 10; and
(ii) the Fixed Price and the Floating Price for each Month will only vary in accordance with the RRP Balance Schedule and are inclusive of all costs.

The Fixed Price and
the Floating Price so determined shall apply throughout

the Additional Coal Tonnes
Term (and in any further period required to deliver Additional Coal Tonnes in
accordance with an election under clause 5.3(a)(i)), irrespective of any change in
Coronado's actual costs or the Curragh Mine's viability or

(without limiting the
calculation of the Floating Price in accordance with the RRP

Balance Schedule)
market prices.
(b)
Stanwell will pay a royalty amount in respect of

the Additional Coal Tonnes for each Month
determined in accordance with Clause 11.4(b).
(c)
Coronado warrants to Stanwell that it has fully contracted

port capacity for coal that
comprises the Additional Coal Tonnes

for the Additional Coal Tonnes

Term

and accordingly,
no netback of port costs has been applied to the Fixed

Price or the Floating Price.

If
Coronado can use that capacity or otherwise avoid or

defray cost or liability in respect of
that capacity, the benefit will be applied to Stanwell and accordingly Coronado agrees that:
(i) in respect of up to
[***]

tonnes per year of port capacity,

it will use its best endeavours
to seek to transfer that capacity to a

third party, surrender the capacity or otherwise
utilise that capacity or otherwise avoid or reduce cost or

liability in relation to that
capacity;
(ii)
the Fixed Price and the

Floating Price will be reduced by an

amount equal to (on a
$/Tonne basis):
(A)
if any port capacity held by Coronado or its Related Bodies Corporate is
surrendered, transferred or used by a third party, the resulting reduction in
Coronado’s port costs; and
(B)
if that capacity is used

by Coronado, the cost of that

capacity; and
(C)
if Coronado otherwise avoids or reduces cost or liability in relation to that
capacity, the amount

of such avoidance or reduction; and
(iii)
it will promptly, as

and when requested, provide to Stanwell any information
reasonably required by Stanwell to verify or otherwise

confirm the steps that
Coronado has taken, and the activities Coronado has engaged

in, to transfer,
surrender or use the unutilised capacity and any avoidance or reduction in cost or liability.'
8.

Clause 10 – Variation for Quality
Clause 10 is amended by deleting existing clause 10 and inserting in its place the following new clause
10 with the same heading:
'(a)

The Invoice Price shall be:
(i) for Coal which comprises the Annual Contract Tonnage, the Contract Price per
Tonne Equivalent;
(ii) for Coal which comprises the Fixed Price Additional Coal Tonnes, the Fixed Price; and
(iii) for Coal which comprises the Floating Price Additional Coal Tonnes, the Floating
Price,
as applicable and adjusted for variations in quality from

the Standard Coal Quality
Specification as set out in this Clause 10.

Such quality shall be determined in accordance
with the provisions of Clause 8.
Adjustments will be made

for variations from:

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Gross Calorific Value (as sampled)

[***]GJ/t
Ash (at [***]%

Total Moisture)

[***]%
Total Moisture (as sampled)

[***]%
(b)

The Invoice Price for any Month shall be calculated in accordance with the following formula:
IP

=

CP((GCV/[***])-(0.01(AC-[***]))-(0.015(AC
1
-[***]))-(0.01(MC-[***]))-
(0.03(MC
1
-[***])))
Where:
IP = Invoice Price
CP = for Coal which comprises the:
(i)
Annual

Contract Tonnage, the Contract
Price per Tonne Equivalent;
(ii)
Fixed Price Additional

Coal Tonnes, the
Fixed Price; and
(iii)
Floating Price Additional

Coal Tonnes,
the Floating Price,
for that Month
GCV =
Weight averaged gross calorific value of

Coal delivered in that
Month determined in accordance with Clause 8
AC = Weight averaged ash content of coal delivered in that Month determined in accordance with

Clause 8 or [***]%

whichever is
the greater.
AC
1
=
AC or
[***]
% whichever is the greater
MC =
Weight averaged moisture content of

coal delivered in that Month
determined in accordance with Clause 8 or [***]% whichever is greater
MC
1
=
MC or [***]%

whichever is the greater'
9.

Clause 11.1 – Monthly payment
Clause 11.1 is amended by deleting existing clause 11.1

and inserting in its place the following new
clause 11.1 with the

same heading:
'In respect of each Month during the Supply Term, Stanwell must pay to Coronado, or Coronado must pay to Stanwell, as the case may be:
(a)
the amount payable for the Coal delivered in the Month

(being the Netback Amount plus the
Additional Coal Tonnage Netback Amount) as determined in accordance with Clause 11.2;
(b) the amount payable for the Derived Amount for the Month as determined in accordance with Clause 11.3;
(c) if Stanwell has made an election for the payment of Cash in Lieu in respect of the Month, the amount of the Cash in Lieu for the Month in accordance

with Clause 11.3;
(d) the royalty amount payable in respect of the Coal delivered in the Month as determined in accordance with Clause 11.4;
(e)
any Rail Energy Payment pursuant

to Clause 11.5;
(f)
any amount payable in respect of

GST pursuant to Clause 11.6;
(g) any Transport Cost payable pursuant to Clause 3.6; and
(h) any amount payable in respect of any interruptions to supply that are not Causes Outside the

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Control of Coronado pursuant to Clause 12.
Payment for the amounts payable under Clauses 11.1(a) and (b) will be satisfied in each Month by
Stanwell paying to Coronado:
(i)
the Netback Amount less

the Derived Amount; and
(j)
the Additional Coal

Tonnage Netback Amount,
each of which is an amount equivalent to the amount determined as the Invoice Price

x Tonnes
Delivered.'
10.

Clause 11.2 – Payment for Coal
Clause 11.2 is amended by deleting existing clause 11.2

and inserting in its place the following new
clause 11.2 with the

same heading:
'(a)

In respect of each Month during the Supply Term,

Stanwell shall pay to Coronado the
Netback Amount for the aggregate quantities of the Annual Contract Tonnage delivered in that Month. The " Netback Amount " for the Month is to be determined as:
Netback Amount = [Netback Price x Monthly Tonnage (SRA Value Schedule)] + [(Invoice
Price x Tonnes

Delivered) – (Contract Price per Tonne

Equivalent x Monthly Tonnage

(SRA
Value Schedule))] – RRP Monthly Unnominated

Tonnes

Payment - Remaining Additional
Coal Tonnes

RRP Payment (if applicable)
where " Tonnes Delivered " is the sum of the quantities delivered in that Month as ascertained in accordance with Clause 8.
(b)
In respect of each Month during the Additional Coal Tonnes

Term

(and for each Month in any
further period required to deliver Additional Coal Tonnes

in accordance with an election
under clause 5.3(a)(i)), Stanwell shall pay to Coronado the Additional

Coal Tonnage

Netback
Amount for the aggregate quantities of the Additional Coal

Tonnes

delivered in that Month.
The " Additional Coal Tonnage Netback Amount " for the Month is to be determined as:
Additional Coal Tonnage

Netback Amount = [Invoice Price x Fixed Price Additional

Coal Tonnes
+ Invoice Price x Floating Price Additional Coal Tonnes] – RRP Monthly Payment where " Tonnes
Delivered " is the sum of the quantities delivered as Fixed Price Additional Coal Tonnes and
Floating Price Additional Coal Tonnes

in that Month in Tonnes

as ascertained in accordance with
Clause 5.4 and Clause 8.'
11.

Clause 11.4 – Royalty amount
Clause 11.4 is amended by:
(a)
numbering the first paragraph, commencing with

the words
'In respect of each

Month…',
as paragraph (a);
(b)
inserting in newly numbered paragraph

(a) the words
'as Annual Contract Tonnage'
immediately after the words
'for the aggregate quantities of

Coal delivered'
; and
(c)
inserting a new paragraph (b) as

follows:
'In respect of each Month during the Additional Coal Tonnes

Term,

Stanwell shall pay a
royalty amount for the aggregate quantities of Coal delivered as Additional Coal Tonnes in the
Month during the Additional Coal Tonnes

Term

being the Statutory Royalty Amount.'
12.

Clause 11.8 – Set-Off
Clause 11.8 is amended by inserting the words
', any netting in accordance

with Clause 5.3'
immediately after the words 'Clause 11.1' .
13.

Clause 12.4 – Stanwell's

Elections
Clause 12.4 is amended by:

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

(a)
inserting in paragraph (b) the

words
'or the RRP Balance Schedule

(as applicable)'
immediately after the words
'for the purposes of the SRA

Value Schedule'
;
(b) inserting in paragraph (b) the words 'or the RRP Balance (as applicable)' immediately after the words 'the Outstanding Value of the SRA' ; and
(c)
deleting existing paragraph (c) and

inserting in its place the

following new paragraph (c):
'If Stanwell elects to treat the affected deliveries as postponed,

then the same shall be
postponed until such subsequent Years

as may be nominated by Stanwell in the notice of
election given under Clause 12.4(a) provided that unless Coronado agrees, the postponed deliveries to be delivered in any Year

shall not exceed [***] percent ([***]%) of:
(i) the Annual Contract Tonnage nominated by Stanwell in accordance with Clause
4.1(a)(i) for that Year; and
(ii) the Additional Coal Tonnes nominated by Stanwell in accordance with Clause
5.2(a)(i)(A) for that Year.'
14.

Clause 12.7 –

Consequences of Interruption
Clause 12.7 is amended by:
(a) inserting in paragraph (c) the words 'and the RRP Monthly Payment' immediately after the words 'and the Derived Amount' ; and
(b) inserting at the end of paragraph (d) the words 'and for the purposes of determining the
RRP Balance in accordance with the RRP Balance Schedule' immediately before the fullstop.
15.

Clause 13.4 – Coronado's

Elections
Clause 13.4 is amended by:
(a)
inserting in paragraph (b) the

words
'or the RRP Balance Schedule

(as applicable)'
immediately after the words
'for the purposes of the SRA

Value Schedule'
;
(b) inserting in paragraph (b) the words 'or the RRP Balance (as applicable)' immediately after the words 'the Outstanding Value of the SRA' ; and
(c)
deleting existing paragraph (c) and

inserting in its place the

following new paragraph (c):
'If Coronado elects to treat the affected deliveries as postponed,

then the same shall be
postponed until such subsequent Years as may be nominated by Coronado in the notice of election given under Clause 13.4(a); provided that unless

Stanwell agrees, the postponed
deliveries to be delivered in any Year

shall not exceed [***] percent ([***]%) of:
(i) the Annual Contract Tonnage nominated by Stanwell in accordance with Clause
4.1(a)(i) for that Year; and
(ii)
the

Additional Coal Tonnes nominated by Stanwell in accordance with Clause
5.2(a)(i)(A) for that Year.'
16.

Clause 13.6 –

Consequences of Interruption
Clause 13.6 is amended

by inserting the words
'and the Fixed

Price for the

Fixed Price Additional Coal
Tonnes

and

the

Floating

Price

for

the

Floating

Price

Additional

Coal

Tonnes

(as

applicable)'
immediately after the words '(in comparison to the Netback Price…' .
17.

Clause 16 –

Request by Stanwell for

Postponement of Deliveries
Clause 16 is amended by:
(a)
deleting the existing head to clause 16 and inserting in its place the following new
heading:

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

'16

Request by Stanwell for

Postponement of Deliveries – Annual Contract Tonnage'
;
(b) inserting in the first paragraph of clause 16 the words 'comprising the Annual Contract
Tonnage' immediately after the words 'Stanwell may request of Coronado that it does not take deliveries of Coal' .
18.

Clause 17 – Dispute

Resolution
Clause 17(h) is amended by:
(a) inserting a comma after '11.6' ;
(b) deleting the word 'and' where it appears before '11.9(c)' ; and
(c) inserting the words 'and Part 6 of Schedule 1A' immediately before the words
' ( "Reference Clause(s)" ) '.
19.

Clause 19 –

Representations, Warranties and Undertakings
Clause 19.1 is amended by:
(a) renumbering existing sub-paragraphs (a) and (b) as sub-paragraphs (i) and (ii)
respectively;
(b) numbering the paragraph commencing with the words 'Coronado represents, warrants and undertakes to Stanwell that…' as paragraph (a); and
(c)
inserting the following new paragraphs (b),

(c), (d) and (e):
'(b)

Coronado warrants that, as at the

Effective Date:
(i) the forecasts, projections, models, budgets and other forward-looking financial information ( Forecasts ) provided to Stanwell:
(A)
have been prepared in good faith based on

industry-standard assumptions
that Coronado believes to be reasonable;
(B) are based on the best and most up-to-date information available to
Coronado;
(C) reflect Coronado's reasonable estimate of its future financial performance, including expected revenues, expenses, capital expenditures,

and cash flows
(acknowledging that the Forecasts do not account for

events outside of
Coronado’s knowledge and control occurring after their

preparation (including
but not limited to significant weather events and machinery

breakdown)); and
(D)
accurately present, in all material respects, Coronado's expectations as to its
future financial condition and operations for the periods

stated in the
Forecasts;
(ii)
it is not aware of any fact, matter, circumstance,

event, or condition that has not
been disclosed to Stanwell and that would, individually or

in combination,
reasonably be expected to cause the Forecasts to be misleading or inaccurate in any
material respect; and
(iii)
entering into the NCSA Amendment Deed and performing

the obligations
contemplated by the NCSA Amendment Deed does not cause Coronado or any of its
Related Bodies Corporate to breach any obligations or

result in any default under any
agreement, including under the Senior Finance Documents or any other financing agreements existing as at the Effective Date.
(c) On the 20
th
day of each Month commencing in the Month after the

Effective Date and
ending on the Final Delivery Date, Coronado will provide to Stanwell in writing rolling 12
month cashflow forecasts and details of any updates to

the life of mine plan for the Curragh
Mine.
(d)
For each Year during

the period commencing

on the Effective

Date and ending

on the Final
Delivery

Date,

Coronado

will

provide

to

Stanwell

the

Coronado

Group

approved

annual
budget promptly after such budget has been approved.

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

(e)
Coronado must ensure that any document that refinances

or replaces the Facility Agreement
(as that term is defined in the NCSA Amendment Deed) expressly permits the transactions under this Agreement.'
20.

Clause 25.9 – Termination payments
Clause 25.9 is amended by deleting existing clause 25.9 and inserting in its place the following new clause 25.9 with the above heading:
'(a)

If this Agreement is terminated for any reason (including under this Clause 25), Coronado must pay to Stanwell within 10 Business Days of the date of

termination:
(i) the Termination Payment calculated in accordance with the SRA Value Schedule; and
(ii) the RRP Termination Payment calculated in accordance with the RRP Balance
Schedule.
(b)

If this Agreement is terminated otherwise than due to Coronado's default, Coronado may set-off against the Termination

Payment and the RRP Termination

Payment (as applicable)
any net amount payable by Stanwell to Coronado under

Clause 11 of this

Agreement
(having deducted any amounts payable by Coronado to Stanwell under this Agreement).'
21.

Schedule 1A – RRP

Balance Schedule

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

A new Schedule 1A is inserted

immediately after the end of existing Schedule

1 as follows:
'Schedule 1A – RRP Balance Schedule
[***]

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Signing page
EXECUTED as a deed.
STANWELL
Signed by Michael Thomas O'Rourke as
attorney for Stanwell Corporation Limited ABN
37 078 848 674 under power of attorney dated 24
November 2021 in the presence of

/s/ Michael O. Rourke

/s/ Phil Ware
Signature of attorney
Signature of witness
[By executing this document the attorney states that

the
attorney has received no

notice of revocation

of the power

of
attorney]
Phil Ware
Name of witness (print)
CORONADO AND SECURITY PROVIDER
Executed by Coronado Curragh Pty Ltd ABN 90
009 362 565 in accordance with Section 127 of the
Corporations Act 2001 (Cth)

/s/ Douglas Thompson

/s/ Susan Casey
Signature of director

Douglas Thompson
Signature of

director/company secretary
(Please delete as applicable)
Susan Casey (Company Secretary)
Name of director (print)
Name of director/company

secretary (print)

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

SECURITY PROVIDERS
Executed by
Coronado Finance Pty Ltd

ABN 60
628 668 235 in accordance with Section 127 of the
Corporations Act 2001 (Cth)
/s/ Douglas Thompson

/s/ Susan Casey
Signature of director

Douglas Thompson
Signature of

director/company secretary
(Please delete as applicable)

Susan Casey (Company Secretary)
Name of director (print)
Name of director/company

secretary (print)
Executed by Coronado Australia Holdings Pty
Ltd ABN 23 623 524 989 in accordance with
Section 127 of the Corporations Act 2001 (Cth)
/s/ Douglas Thompson

/s/ Susan Casey
Signature of director

Douglas Thompson
Signature of

director/company secretary
(Please delete as applicable)

Susan Casey (Company Secretary)
Name of director (print)
Name of director/company

secretary (print)
Executed by
Curragh Coal Sales Co.

Pty.

Ltd.
ABN 89 010 459 220 in accordance with Section
127 of the Corporations Act 2001 (Cth)

/s/ Douglas Thompson

/s/ Susan Casey
Signature of director

Douglas Thompson
Signature of

director/company secretary
(Please delete as applicable)

Susan Casey (Company Secretary)
Name of director (print)
Name of director/company

secretary (print)

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

Executed by Curragh Queensland Mining Pty
Ltd ABN 55 095 450 418 in accordance with
Section 127 of the Corporations Act 2001 (Cth)
/s/ Douglas Thompson

/s/ Susan Casey
Signature of director

Douglas Thompson
Signature of

director/company secretary
(Please delete as applicable)
Susan Casey (Company Secretary)
Name of director (print)
Name of director/company

secretary (print)
CORONADO GLOBAL RESOURCES INC.
By: /s/ Douglas Thompson

Name: Douglas Thompson
Title:

Managing Director

and CEO
BUCHANAN MINERALS, LLC
By:

/s/ Susan Casey

Name: Susan Casey
Title:

Secretary
BUCHANAN MINING COMPANY LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO COAL CORPORATION
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO COAL II LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

CORONADO COAL LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO CURRAGH LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO II LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO IV LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
CORONADO VA, LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
GREENBRIER MINERALS, LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary
MON VALLEY MINERALS LLC
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary

Deed of amendment: New Coal Supply Agreement
MinterEllison | Ref: 1541633

POWHATAN

MID-VOL COAL SALES, L.L.C.
By:

/s/ Susan Casey

Name: Susan

Casey
Title:

Secretary

Level 22 Waterfront Place 1 Eagle Street
Brisbane Qld 4000 Australia DX 102 Brisbane
T +61 7 3119 6000 F +61 7 3119

1000
minterellison.com

ME_955476192_3

New Coal Supply
Agreement
Stanwell Corporation Limited

Coronado Curragh Pty Ltd
Conformed copy incorporating changes under the
Deed of Amendment dated 10 June 2025

New Coal Supply Agreement

New Coal Supply Agreement

MinterEllison | Ref: JRP:BCC:1192745

Page | 2

ME_955476192_3
Table of Contents

Details
5
Recitals
5
1.
Interpretation
7
2.
Agreement to Buy and Sell/Total Contract Tonnage
13
3.
Source of Coal/Substitute Coal
14
4.
Annual Contract Tonnage, Rates of Delivery and Notification of
Requirement
19
5.
Additional Coal Tonnes
22
6.
Delivery Facilities/Title/Risk
25
7.
Quality of Coal
25
8.
Quantity and Quality Determination
27
9.
Price of Coal
29
10.
Variation for Quality
30
11.
Payment
32
12.
Interruption to Supply
36
13.
Interruption to Taking of Deliveries
40
14.
Sales by Coronado to other Purchasers
44
15.
Marketable Reserves
45
16.
Request by Stanwell for Postponement of Deliveries –

Annual
Contract Tonnage
45
17.
Dispute Resolution
45
18.
Assignment and Change of Control
48
19.
Representations, Warranties and Undertakings
50
20.
Confidentiality
51
21.
Notices and Communications
52
22.
Miscellaneous
53
23.
Costs
55
24.
Counterparts
55
25.
Triggering Events/Termination
55
Schedule 1 – SRA Value Schedule
59
Schedule 1A – RRP Balance Schedule
73
Schedule 2 – Quality Assurance
78
Schedule 3 – Rail Performance Levels
79

New Coal Supply Agreement

MinterEllison | Ref: JRP:BCC:1192745

Page | 3

ME_955476192_3
Details
Date
Parties
Name Stanwell Corporation Limited
ABN 37 078 848 674
Short form name Stanwell
Notice details
Level 2, 180 Ann Street, Brisbane QLD 4000

Attention: Company Secretary

Email:

Copy to: General Counsel
Email:

Name Coronado Curragh Pty Ltd
ABN 90 009 362 565
Short form name
Coronado

Notice details
Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary

Email:

Recitals

A

The securing of a stable supply of Coal for the Supply

Term

is of fundamental importance to Stanwell. The
securing of a stable demand for its coal production is of

fundamental importance to Coronado.

Accordingly, Coronado

has agreed to sell and deliver and Stanwell has agreed

to accept and purchase
Coal in accordance with the terms and conditions of this Agreement,

which has been executed as a deed.
B

Under the terms of the ACSA and the "Reserved Area

Deed of Consent" executed by the parties on 6
November 2009, the Reserved Area within the Curragh

North Mining Lease (as those terms are defined in
the ACSA) was reserved for Stanwell and Coronado was

not entitled to mine the Reserved Area.
C

Under the "Amended and Restated Reversion Deed" executed

by the parties on 6 November 2009,
Stanwell was entitled to acquire the Curragh North Mining

Lease and certain related assets from
Coronado, and Coronado was required to transfer the Curragh

North Mining Lease and certain related
assets to Stanwell, for nominal consideration, and Stanwell

also held the right to access or acquire certain
other coal production related assets and infrastructure.
D

The parties agreed in the Deed (and subject to the terms

of the Deed):
(i)

that Stanwell permits Coronado to mine the Reserved Area;
(ii)

that Stanwell will not exercise any of its rights, or assert any interests, in or in relation to the
Curragh North Mining Lease;
(iii)

to terminate the "Reversion Deed" and the "Reserved

Area Deed of Consent";
(iv)

that Coronado will supply coal to Stanwell under this Agreement from the expiry or termination of
the ACSA; and

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(v)

the Derived Amount and the Cash in Lieu payable by Coronado to

Stanwell under this Agreement
are payable as consideration for the termination of the

Reversion Deed and deletion of clause 2.9
of the ACSA.

E

The parties have further agreed, on the terms and conditions of the NCSA Amendment Deed and this
Agreement, to make provision for:
(i)

Stanwell not receiving, and Coronado being under no obligation to pay, the rebate

payable by
Coronado under the ACSA for an agreed term (from

April 2025 until December 2025, subject to
conditions and which may be extended by mutual agreement);

(ii)

the supply by Coronado, and the purchase by Stanwell,

of an additional quantity of Coal for an
agreed term;
(iii)

Stanwell prepaying an agreed amount of money to Coronado

as part payment for the additional
quantity of Coal; and
(iv)

the accrued value of the Rebate Amount and the Prepayment

Amount to be applied towards the
payment of coal delivered by Coronado to Stanwell for the

Additional Coal Tonnes

or the Annual
Contract Tonnage

(as applicable).

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It is agreed as follows.
1.

Interpretation
1.1

Definitions

In this Agreement:
" Act " means the Mineral Resources Act 1989

(Qld)
.
" ACSA "
means the Amended Coal Supply Agreement dated 6 November

2009 between Stanwell and
Coronado, as amended by:

(a)

the ACSA Deed of Amendment entered into between Stanwell

and Coronado on or about
21 November 2016;
(b)

the Deed; and

(c)

the letter from Coronado to Stanwell dated 20 September

2018.
" ACSA Final Delivery Date "
means the date that is the "Final Delivery Date" under

the ACSA.
"Additional Coal Tonnes"

means for each Year

during the Additional Coal Tonnes

Term,

the quantity of
Coal in Tonnes

Equivalent nominated by Stanwell in accordance with Clause

5.2, not to exceed the Total
Additional Coal Tonnes

Equivalent of Coal in aggregate over the Additional

Coal Tonnes

Term

and [***]
Tonnes

Equivalent over any Quarter.

"Additional Coal Tonnes

Term"

means a period of 60 Months commencing on the Supply
Commencement Date.
"Additional Coal Tonnage

Netback Amount"

has the meaning given in Clause 11.2(b)

.
" Advance Payment " has the meaning given in Clause 16.
"Agreement"

means this agreement (including as amended by the NCSA

Amendment Deed).
" Annual Contract Tonnage
" means for each Year

during the Supply Term,

the quantity of Coal in Tonnes
Equivalent nominated by Stanwell in accordance with

Clause 4.1(a)(i).
" Authorised Representative
" means, in respect of each Party,

the authorised representative notified by
that Party to the other Party from time to time.
" Business Day
" means a day other than Saturday,

Sunday or public holiday in Brisbane, Queensland.
" Cash in Lieu
" has the meaning given in the SRA Value

Schedule.

" Cash Value of the SRA
" has the meaning given in the SRA Value

Schedule.

" Change of Control
" means, in relation to Coronado, a change in the persons

(including a fund, a trust or
a corporation as defined in the Corporations Act) who

are individually or together able to Control
Coronado.
" Coal
" means coal from the Tenements

or Substitute Coal that meets the requirements of Clause 7.
" Commencement Date " means 14 August 2018.
" Contract Price per GJ
" has the meaning given in the SRA Value

Schedule.

"
Contract Price per Tonne

Equivalent
" has the meaning given in the SRA Value

Schedule.
" Control
" has the meaning given in section 50AA of the Corporations

Act, and in addition:

(a)

in the case of a corporation, includes the power (whether

it is legally enforceable or not) to control,
whether directly or indirectly,

the composition of the board of directors of that corporation, the voting rights of the majority of the voting shares of the

corporation or the management of the
affairs of the corporation; and
(b)

in the case of a trust, includes the power (whether it is

legally enforceable or not) to control,
whether directly or indirectly,

the appointment or removal of the trustee of the trust, the

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composition of the board of directors of the trustee, the voting rights of the majority of the
securities of the trust or the management of the affairs

of the trust or the business operated by the
trust,
and Controlled

has a corresponding meaning, where a reference

to the Corporations Act in this definition
is to that Act as in force at 14 August 2018.
" Coronado Holdings " means:
(a)

until the Permitted Reorganisation, Coronado Group

LLC; and
(b)

on and from the Permitted Reorganisation, Coronado

Global Resources Inc. (formerly Coronado
Group Holdco LLC).

" Coronado's Carrier
" means such person who from time to time contracts

with Coronado for the transport
of Substitute Coal.
" Corporations Act " means the Corporations Act 2001

(Cth).
" Curragh Mine
" means Coronado's coal mine and coal mining facilities

located within the Tenements

and
Coronado's processing facilities located within or in the

vicinity of those Tenements.
" Deed
" means the Curragh Mine – New Coal Supply Deed

between Coronado and Stanwell dated 14
August 2018.
" Derived Amount
" has the meaning given in the SRA Value

Schedule.
"Effective Date"

has the meaning given in the NCSA Amendment Deed.
"Export Tonnes"

has the meaning given in Clause 5.3(a)(iii).
" Final Delivery Date " means the earlier of:
(a)

the last day of the Month for which the Outstanding Value

of the SRA is first determined as
equalling zero; and
(b)

31 December 2038.
" Fixed Price
" has the meaning given in the RRP Balance Schedule.

" Fixed Price Additional Coal Tonnes
" means the quantity of Coal in Tonnes

Equivalent nominated by
Stanwell as such in accordance with Clause 5.2(a)(i)(B).
" Floating Price
" has the meaning given in the RRP Balance Schedule.

" Floating Price Additional Coal Tonnes
" means the quantity of Coal in Tonnes

Equivalent nominated by
Stanwell as such in accordance with Clause 5.2(a)(i)(C)

.
" Government Body
" means any government, governmental or semi-government or

judicial
entity, any body politic, any ministry,

inspectorate, official, public or statutory person or other
statutory or administrative entity, domestic or foreign, federal, state or local.
" GST " means any tax, levy, charge or impost implemented under the GST Act or an Act of the
Parliament of the Commonwealth of Australia substantially

in the form of, or which has a similar
effect to, the GST Act.
" GST Act " means the Act entitled
A New Tax

System (Goods and Services Tax)

Act 1999

(Cth)
or any Act
passed in substitution for or replacement of that Act and

expressions and words defined in that Act and
used in this Agreement have the meanings defined in that

Act.
" Holding Company
" has the meaning given that term in section 9 of the Corporations

Act.
" Invoice Price
":

(a)

for the Annual Contract Tonnage,

has the meaning given in Clause 9.1(a)(i);

and
(b)

for the Additional Coal Tonnes,

has the meaning given in Clause 9.2(a)(i).
" JORC Code
" means the Australasian Code for Reporting of Exploration

Results, Mineral Resources and
Ore Reserves from time to time.

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" Loading Plant
" means the loading plant located at the mine at which a

delivery of coal is to be made.
" Marketable Reserves Statement " means:
(a)

unless paragraph (b) applies, a statement given in accordance with the JORC Code showing,
amongst other things, the Mineral Resources and Ore

Reserves (as those terms are defined in the
JORC Code) of coal within the Tenements;

and
(b)

if a Holding Company of Coronado is not listed on a recognised stock exchange, an annual
reserves statement for the Tenements

prepared by suitably qualified experts equivalent

to a JORC
Code reserves statement.
“ Medium Term Arrangement " means:
(a)

any contractual arrangement for the sale and purchase of coal by Coronado with a third party,

or
by Stanwell with a third party,

as applicable, having a term of not less than three Months

and not
more than one Year;

and
(b)

any such arrangement for a term of not more than one

Year which contains

an option for Stanwell
or Coronado to extend that term, provided that such

option is not exercised after the relevant
interruption to supply or to taking of deliveries, as applicable,

ceases without the prior consent of
Stanwell (where Coronado is the party to the agreement) or of

Coronado (where Stanwell is the
party to the agreement).
" Mining Lease " means a mining lease granted under the Act.
" Month " means a calendar month.
"Monthly Additional Coal Tonnage"

has the meaning given in Clause 5.4(a)(i).
" Monthly Tonnages " has the meaning given in Clauses 4.2(a) and 4.2(b).
"
Monthly Tonnage (SRA

Value Schedule)
" has the meaning given in the SRA Value

Schedule.

"NCSA Amendment Deed"

means the Deed of Amendment – New Coal Supply

Agreement (Prepayment
and Rebate Release)

between Coronado and Stanwell dated 10 June 2025

.
" Netback Amount
" for each Month during the Supply Term,

has the meaning given in Clause 11.2(a)

\*
MERGEFORMAT

.
" Netback Price
" has the meaning given in the SRA Value

Schedule.

" Nominal Net Weight
" for a train means 97.5% of the aggregate of the weight

of coal capable of being
carried in the wagons in that train, for each particular class of wagon as most recently advised by
Stanwell's Carrier.
" Nominated Contract Price per GJ
" has the meaning given in the SRA Value

Schedule.

"
Outstanding Value of the

SRA
" has the meaning given in the SRA Value

Schedule.

" Party " means Coronado or Stanwell.
" Permitted Reorganisation
" means the transfer by Coronado Group LLC of all of its assets

(other than its
interests in Coronado Global Resources Inc. (formerly Coronado

Group Holdco LLC)) to Coronado Global
Resources Inc. (formerly Coronado Group Holdco LLC).
" Power Station " means:
(a)

the Stanwell Power Station; or
(b)

any other power station:
(i)

owned by Stanwell which Stanwell may nominate to receive

and use Coal; and
(ii)

where the Coal has been test burned by Stanwell and determined by Stanwell to be
suitable for use,
depending in each case upon where the Coal is intended to be used.
"Prepayment Amount" has the meaning given in the RRP Balance Schedule.

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" Project Documents
" means this Agreement, the Deed and the ACSA.

" Quarter
" means any period of 3 consecutive Months beginning

on January 1, April 1, July 1 and October
1 of any Year.
"Quarterly Additional Coal Tonnage"

means for each Quarter during the Additional Coal Tonnes

Term,
the quantity of Coal in Tonnes

Equivalent nominated by Stanwell in accordance with Clause

5.2(a), not to
exceed [***] Tonnes

Equivalent of Coal in a Quarter.
" Quarterly Tonnages " has the meaning given in Clause 4.1(a).
" Rail Energy Payment
" has the meaning given in Clause 11.5

.
"Rebate Amount" has the meaning given in the RRP Balance Schedule.
"Rebate Release" has the meaning given in the NCSA Amendment Deed.
"Rebate Release Term" has the meaning given in the NCSA Amendment Deed.
" Related Body Corporate
" has the meaning given to that term in section 50 of

the Corporations Act

.
“
Remaining Additional Coal Tonnes

RRP Payment
” has the meaning given in Clause
5.3(a)(ii)(A).
"RRP Balance"

has the meaning given in the RRP Balance Schedule.
"RRP Balance Schedule"

means the RRP model calculations schedule at Schedule

1A to this
Agreement which sets out the information and formulae required to determine certain amounts to be paid
under this Agreement.
"RRP Monthly Marketing Fee"
has the meaning given in Clause 5.3(a)(iii)(A).

"RRP Monthly Payment" has the meaning given in the RRP Balance Schedule.
"RRP Monthly Unnominated Tonnes

Payment"

has the meaning given in the RRP Balance Schedule.
"RRP Termination

Payment"
has the meaning given in the RRP Balance Schedule.
"RRP Tonnage

Payment"
has the meaning given in the RRP Balance Schedule.
"Senior Finance Document"

has the meaning given in the NCSA Amendment Deed.
“ Shareholding Minister ” has the meaning given to that term in the Government Owned Corporations Act
1993

(Qld).

" SRA Value Schedule "
means the model calculations schedule at Schedule 1 to this

Agreement which
sets out the information and formulae required to determine:
(a)

certain amounts to be paid under this Agreement; and

(b)

the Final Delivery Date.
" Standard Coal Quality
" means all of the Gross Calorific Value,

Ash and Total

Moisture specifications as
set out in Clause 7.1(a).
" Stanwell Power Station
" means the existing coal fired power station operated

by Stanwell near
Gracemere in the State of Queensland.
" Stanwell's Carrier
" means such person who from time to time contracts

with Stanwell for the transport of
Coal.
"Statutory Royalty Amount"
means, in respect of any Additional Coal Tonnes

delivered, an amount
equal to the statutory royalty amount exclusively attributable to those Additional Coal Tonnes

paid by
Coronado to the State of Queensland in accordance with the

Act and the
Mineral Resources Regulation
2013

(Qld) and not taking into account statutory royalty

amounts payable by Coronado in respect of any
other coal.
" Substitute Coal " has the meaning given in Clause 3.2.
"Supply Commencement Date " means the earlier of:

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(a)

the day after the ACSA Final Delivery Date;
(b)

if the ACSA is terminated prior to the ACSA Final Delivery

Date, the day after the date that the
ACSA is terminated; and
(c)

1 January 2029.

" Supply Term
" means the period from the Supply Commencement Date

until the Final Delivery Date.

" Tenements
" means Mining Lease Numbers 1878, 1990, 80010, 80011,

80012, 80086, 80110,

80112,
80123, 80171, 700006, 700007, 700008 and 700009 and Mineral

Development Licence Numbers 162,
328 and 329 and any renewals, extensions and amendments

thereof and any tenements issued to
Coronado in place thereof or over any part of the area covered by the foregoing tenements.
" Termination Payment
" has the meaning given in the SRA Value

Schedule.

" Tonne
" means a metric ton of 1,000 kg.

For the purpose of conversion, a metric ton equals

0.984206
long tons and a long ton equals 1.016047 metric tons.
" Tonne Equivalent
" means a quantity of Coal with an as received Gross

Calorific Value

of 25.6
gigajoules, determined by the sampling and analysis techniques provided in this Agreement.
"Tonnes Delivered
" for each Month:

(a)

during the Supply Term,

has the meaning given in Clause 11.2(a)

;

and
(b)

during the Additional Coal Tonnes

Term,

has the meaning given in Clause 11.2(b)

.

“ Total Additional Coal Tonnes ” means 4,000,000 Tonnes Equivalent of Coal in aggregate over the Additional Coal Tonnes Term.
" Trade Certified " means that the Weighbridge is licensed under the National Measurement Act 1960
(Cth).
"Unnominated Tonnage"
means for each Quarter during the Additional Coal Tonnes

Term,

the
difference between the Quarterly Additional Coal Tonnage

nominated by Stanwell in accordance with
Clause 5.2(a) and the maximum [***] Tonnes

Equivalent of Coal that may be nominated for each Quarter.
" Value of the SRA
" has the meaning given in the SRA Value

Schedule.

"Weekly Additional Coal Tonnage"

has the meaning given in Clause 5.4(a)(ii).
" Weekly Tonnages " has the meaning given in Clauses 4.3(a) to 4.3(c) inclusive.
" Weighbridge
" means the weighbridge at or near the Loading Plant or

other weighbridge agreed in writing
by the Parties, with each Party acting reasonably.
" Year
" means a calendar year commencing on January

1 and ending on December 31.
1.2

Interpretation

In this Agreement:
(a)

All payments required to be made under this Agreement

shall be made in Australian Dollars and
Cents.
(b)

References to "A$" or "$" shall be a reference to Australian dollars and references to "US$" shall
be a reference to United States dollars.
(c)

Each provision shall be deemed to be separate and severable

from each other provision.

If any
provision is determined to be invalid or unenforceable,

such determination and the consequential
severance (if any) shall not invalidate the rest of this Agreement which shall remain in full force
and effect as if such provision had not been made

a part thereof unless the effect of the severance
of any such provision would be to frustrate this Agreement in which case the legal principles of
frustration of contract shall apply.

(d)

Reference to a Party includes that Party's successors

and permitted assigns and references to
Coronado or Stanwell shall include their successors

and permitted assigns.

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(e)

Reference to Australian or British Standards shall unless

otherwise agreed by the Parties be
reference to such Standards as at the date hereof.
(f)

Save as expressly provided in this Agreement, reference

to any statute shall include reference to
any modification thereof or any statutory provision substituted therefore and any regulation, rule,
by-law, Order in Council or

Proclamation made thereunder or pursuant thereto.
(g)

Percentages shall where the context permits, in relation to

physical characteristics of coal, refer to
percentages by mass.
(h)

A reference to a person includes a corporation of any type,

and any other legal structure, as well
as a natural person.
(i)

Where a word or phrase is given a particular meaning,

other parts of speech or grammatical forms
of that word or phrase have corresponding meanings.
(j)

A reference to a law, document,

deed or agreement, including this Agreement, includes a
reference to that law, document,

deed or agreement as amended, novated, supplemented,

varied
or replaced from time to time.
(k)

The terms "include" and "including" shall be deemed to be followed by the words "without
limitation".
(l)

If a Party is required to use "its best endeavours" under

this Agreement, that Party is entitled to
take into consideration commercial considerations (including time and cost) and whether the
obligation can be achieved and any such obligation shall

be so interpreted.
(m)

A reference to the "date of this Agreement" is a reference

to the date this document was executed
by the Parties.
2.

Agreement

to Buy

and

Sell/Total

Contract

Tonnage
2.1

New

CSA
This Agreement is the "full form New CSA" described in clause 3.2(a)

of the Deed.

This
Agreement supersedes and replaces the Binding Terms Sheet (as defined in the Deed).

2.2

Agreement
Commencing on the Supply Commencement Date, Coronado shall

sell and deliver to Stanwell,
and Stanwell shall purchase and accept from Coronado, Coal in the quantities and on the terms
and conditions provided in this Agreement.
2.3

Term
(a)

This Agreement will have effect from the Commencement

Date except for those provisions that
were amended or inserted in accordance with the NCSA

Amendment Deed, which will have effect
from the Effective Date. Unless this Agreement

is terminated earlier in accordance with its terms,
this Agreement ends on the date occurring after the Final Delivery

Date when each Party has
complied with its obligations and satisfied all of its liabilities under this Agreement.
(b)

From four Years

prior to the expected Final Delivery Date, either Party may request the other Party
to discuss the possibility of extending this Agreement to cover additional tonnages of Coal.

In
such case the Parties will discuss such possibility but, subject to Clause 2.3(c)(ii) neither Party
shall be obliged to agree to any such extension.
(c)

If as at 31 December 2038, the Outstanding Value

of the SRA is greater than zero, then:
(i)

Coronado shall pay to Stanwell the Cash Value

of the SRA as at 31 December 2038 by no
later than 31 January 2039; and
(ii)

if requested by Stanwell, Coronado will use its best endeavours to supply Coal, at a price
to be agreed between Coronado and Stanwell.

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2.4

Non-exclusive Supply Agreement
Without derogating from the obligations of Coronado and Stanwell under this Agreement,
Coronado acknowledges and agrees that:
(a)

it is not the exclusive supplier of coal to Stanwell;
(b)

Stanwell is not obliged to purchase all of its coal requirements from Coronado; and

(c)

Stanwell may seek and obtain supplies of coal from third

party suppliers of coal.
3.

Source of Coal/Substitute Coal
3.1

Source of Coal
(a)

Coal supplied under this Agreement shall be from the Tenements,

except as provided in Clause
3.1(b).
(b)

Coronado shall have the right to deliver Substitute Coal, and

Stanwell shall accept delivery of that
Substitute Coal, subject to Clauses 3.3 to 3.8, inclusive.

Stanwell's sole obligations to accept
delivery of that Substitute Coal are set out in this Clause 3.
(c)

Except as otherwise expressly provided in this Agreement,

the provisions of this Agreement shall
apply to that Substitute Coal as if it were coal produced

from the Tenements.
3.2

Substitute Coal
(a) "Substitute Coal"

means coal produced from sources other than the Tenements

and either:
(i)

if the coal is for use at the Power Station:

(A)

the coal meets the provisions of Clause 7 and has been

previously utilised at the
Power Station; or
(B)

if the coal has not been previously utilised at the Power

Station, then coal that
Stanwell has test burned and determined is suitable for

use at the Power Station in
accordance with Clause 3.2(c);

or
(ii)

if the coal is not for use at the Power Station, then coal

that meets the provisions of Clause
7.
(b)

Coronado may at any time request Stanwell to provide

a list of coal that has been previously
utilised at the Power Station, including its source and

quality and Stanwell shall provide that
information within 7 days of receiving that request.
(c)

Where coal which has not been previously utilised at the Power

Station is intended for use at the
Power Station, Coronado may request Stanwell to test burn the coal and Stanwell shall do so and
shall inform Coronado of its determination, with reasons

within 60 days of receiving that request.

Stanwell shall act reasonably and in good faith in the test

burn and in determining the suitability of
such coal.

Such trial coal shall be purchased and transported on

the same basis as Coal is
purchased and transported under this Agreement.
3.3

Transportation of Substitute Coal
Clauses 3.4 to 3.8, inclusive, shall apply in relation to the transport of Substitute Coal that is not
delivered at the Curragh Mine Loading Plant.
3.4

Transportation and Rail Rates of

Substitute Coal from Designated

Mines
(a) "Designated Mine(s)"

means any mine other than the Curragh Mine for which

Stanwell at the
relevant time has rail freight arrangements in place for

transport of coal from that mine to:
(i)

the Power Station; and
(ii)

such other destination as Stanwell advises Coronado that Coal delivered under this
Agreement is to be transported.

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(b)

Within 7 days of receiving a request from Coronado, Stanwell shall inform Coronado of all
Designated Mines.
(c)

Stanwell shall use its best endeavours to achieve rail freight rates for the transport of coal from
Designated Mines to the Power Station, or if applicable, to such other destination as Stanwell
advises Coronado that Coal delivered under this Agreement

is to be transported, that are at least
equivalent to or better than market rates at the time and

are based on utilisation equivalent to
Stanwell's planned total coal consumption for the Year

concerned.
(d)

For any proposed delivery of Substitute Coal from a Designated

Mine, Coronado may request
Stanwell to inform it:

(i)

whether Stanwell is able to arrange the transport of the

Substitute Coal;

(ii)

of the destination of the Substitute Coal;
(iii)

provided Stanwell is able to arrange the transport of the

Substitute Coal, of any Difference
or Stanwell Election Difference, as the case may

be (as defined in Clause 3.6(a)) that
would apply to that delivery; and
(iv)

if Coronado were to arrange the transportation of that Substitute

Coal, of any Capacity
Charges (as defined in Clause 3.6(a)) that would apply.

(e)

Stanwell shall provide the information requested in Clause 3.4(d)

(or Stanwell's best estimate
thereof, based on reasonable grounds) within 5 days of

the request.

Coronado may then elect to:
(i)

have Stanwell arrange transportation of the Substitute

Coal, provided Stanwell has
informed Coronado that it is able to do so, and in that

event Stanwell shall arrange the
transportation;
(ii)

provided Coronado has made the request at least 7 days

before the proposed delivery,
arrange the transportation of the Substitute Coal; or
(iii)

cancel the proposed delivery of Substitute Coal.
(f)

If:

(i)

Coronado has made an election in accordance with Clauses 3.4(e)(i)

or 3.4(e)(ii) in respect
of the transportation of Substitute Coal; and

(ii)

Stanwell makes an election in accordance with Clause

4.5 which would apply to any
quantity of Coal that would be Substitute Coal to which

the election made in accordance
with Clauses 3.4(e)(i) or 3.4(e)(ii) would apply ( Designated Mine Export Substitute
Coal
),

then:
(iii)

the election under Clauses 3.4(e)(i) or 3.4(e)(ii) will not

apply in respect of the Designated
Mine Export Substitute Coal;

(iv)

Stanwell must provide the information required under Clause

3.4(d) in respect of the
Designated Mine Export Substitute Coal within 5 days

of the election under Clause 4.5;
and
(v)

Coronado may then make the election under Clause 3.4(e)

in respect of the Designated
Mine Export Substitute Coal.
3.5

Transportation and Rail Rates of

Substitute Coal from other

Mines

(a) "Other Mine(s)"

means any mine that is not the Curragh Mine or a Designated

Mine.
(b)

For any proposed delivery of Substitute Coal from any

Other Mine:
(i)

Coronado shall give Stanwell at least 14 days' notice of that proposed delivery from a
nominated Other Mine and request Stanwell to obtain a quotation for a rail freight rate for
the transportation of Substitute Coal from that Other Mine.

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(ii)

Stanwell shall use its best endeavours to achieve rail freight rates for the transport of coal
from that Other Mine to the Power Station, or if applicable, to such other destination as
Stanwell advises Coronado that Coal delivered under this

Agreement is to be transported,
that are at least equivalent to or better than market rates

at the time and are based on
utilisation equivalent to Stanwell's planned total coal consumption for the Year

concerned.
(iii)

Within 7 days of receiving that notice and request, Stanwell shall inform Coronado of:
(A)

whether Stanwell is able to arrange transport of the

Substitute Coal;
(B)

any such quotation;

(C)

the destination of the Substitute Coal;
(D)

any Difference or Stanwell Election Difference,

as the case may be (as defined in
Clause 3.6(a)) that would apply to that delivery; and

(E)

if Coronado were to arrange the transportation of that Substitute

Coal, any
Capacity Charges (as defined in Clause 3.6(a)) (or Stanwell's best estimate
thereof, based on reasonable grounds) that would apply.
(iv)

Coronado may then elect to:
(A)

have Stanwell arrange transportation of the Substitute

Coal, provided Stanwell has
informed Coronado that it is able to do so, and in that

event Stanwell shall arrange
the transportation;
(B)

arrange the transportation of the Substitute Coal; or
(C)

cancel the proposed delivery of Substitute Coal.
(v)

If:

(A)

Coronado has made an election in accordance with Clauses 3.5(b)(iv)(A)

or
3.5(b)(iv)(B) in respect of the transportation of Substitute Coal;

and

(B)

Stanwell makes an election in accordance with Clause

4.5 which would apply to
any quantity of Coal that would be Substitute Coal to

which the election made in
accordance with Clauses 3.5(b)(iv)(A) or 3.5(b)(iv)(B) would apply (
Other Mine
Export Substitute Coal
),

then:
(C)

the election under Clauses 3.5(b)(iv)(A) or 3.5(b)(iv)(B) will not apply in respect of
the Other Mine Export Substitute Coal;
(D)

Stanwell must provide the information required under Clause

3.5(b)(iii) in respect of
the Other Mine Export Substitute Coal within 5 days of

the election under
Clause 4.5; and
(E)

Coronado may then make the election under Clause 3.5(b)(iv)

in respect of the
Other Mine Export Substitute Coal.

3.6

Payment for Transportation
(a)

In this Clause 3.6:
(i)

"
Transport Cost
" means the amount, in $/Tonne,

equal to the applicable rate for the
transport of coal from the relevant Designated Mine or

Other Mine, as the case may be, to
the relevant destination taking into account all rail performance

Freight Incentives and
Corridor Improvement Incentives available from Stanwell's Carrier or Coronado's Carrier,
as the case may be.
(ii)

"
Train Weight
" means the weight, in Tonnes,

of Substitute Coal contained in each rail
consignment for delivery to the unloading facility at the

Power Station, or such other
destination as Stanwell advises Coronado that Coal delivered under this Agreement is to
be transported, determined in accordance with Clause

8;

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(iii)

"
CC Cost
" means the cost (Transport Cost times Train

Weight), in total $'s, of delivery of a
rail consignment to the unloading facility at the Power

Station that Stanwell incurs or would
incur had the Substitute Coal been supplied from the Curragh Mine

Loading Plant at the
same time;
(iv)

"
SC Cost
" means the cost (Transport Cost

times Train Weight),

in total $'s, of delivery of a
rail consignment of Substitute Coal to the unloading facility at the Power Station (including,
if the Substitute Coal is delivered to any other location than the Power Station, the cost
(Transport Cost times Train

Weight), in total $'s, which would have been

payable for a
delivery of a rail consignment of Substitute Coal to the

unloading facility at the Power
Station if it were so delivered);

(v)

"
Stanwell Election SC Cost " means, for the transport of Substitute Coal to a destination other than the Power Station, the cost (Transport

Cost times Train Weight),

in total $'s, of
delivery of the rail consignment of Substitute Coal to the unloading facility at such other
destination;
(vi)

"
Difference " means:
SC Cost less CC Cost
Provided that the Difference shall not exceed the amount advised by Stanwell under Clauses 3.4 or 3.5, as the case may be.
If positive the Difference is defined as " Overs ”
If negative the Difference is defined as " Unders
"

(vii)

"Stanwell Election Difference" means:
Stanwell Election SC Cost less SC Cost
Provided that the Stanwell Election Difference shall not exceed the amount advised by Stanwell under Clauses 3.4 or 3.5, as the case may be.
If positive the Stanwell Election Difference is defined as " Stanwell Election
Overs ”
If negative the Stanwell Election Difference is defined as " Stanwell Election
Unders "
(viii)

"
Capacity Charges
" means any penalty rail rate or cost that Stanwell

is required to pay
under a rail freight agreement(s) with Stanwell's rail provider(s),

which agreement(s)
relate(s) in whole or in part to the transport of Coal from

the Curragh Mine Loading Plant
imposed because of Coronado electing to supply Substitute

Coal, taking into account the
effect of the transport of other suppliers' coal under

that rail freight agreement(s).
(ix)

"
Freight Incentives
" means rail performance incentives that are available

and which
actually apply to Stanwell's Carrier or Coronado's Carrier,

as the case may be, rail rate at
the relevant time.
(x)

"
Corridor Improvement Incentives " means rail corridor incentives available to rail users at the relevant time.
(b)

For each rail consignment of Substitute Coal delivered under this Clause 3, the Parties will
calculate the Difference and the Stanwell Election

Difference (if applicable).

(c)

If Substitute Coal is transported and Stanwell arranges

that transportation of Substitute Coal and:
(i)

Unders is declared:
(A)

Stanwell will pay the SC Cost or Stanwell Election SC

Cost (as the case may be) to
the rail provider;
(B)

Stanwell will pay the Unders to Coronado; and
(C)

the Parties shall record the Unders for consideration under Clause

3.6(h).
(ii)

Overs is declared:

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(A)

Stanwell will pay the SC Cost or Stanwell Election SC

Cost (as the case may be) to
the rail provider;
(B)

Coronado will pay the Overs to Stanwell; and
(C)

the Parties shall record the Overs for consideration under Clause

3.6(h).
(d)

If Substitute Coal is transported and Coronado arranges

that transportation of Substitute Coal and:
(i)

Unders is declared:
(A)

Coronado will pay the SC Cost or Stanwell Election SC

Cost (as the case may be)
to the rail provider;
(B)

Stanwell will pay the CC Cost to Coronado; and
(C)

the Parties shall record the Unders for consideration under Clause

3.6(h).
(ii)

Overs is declared:
(A)

Coronado will pay the SC Cost or Stanwell Election SC

Cost (as the case may be)
to the rail provider;
(B)

Stanwell will pay the CC Cost to Coronado; and
(C)

the Parties shall record the Overs for consideration under Clause

3.6(h).
(e)

If the Substitute Coal is transported to any destination other than the Power Station and:

(i)

Stanwell Election Overs is declared:
(A)

if Coronado arranges the transportation of Substitute Coal, Stanwell will pay the
Stanwell Election Overs to Coronado; and
(B)

the Parties shall record the Stanwell Election Overs for consideration under Clause
3.6(h).
(ii)

Stanwell Election Unders is declared:
(A)

if Stanwell arranges the transportation of Substitute Coal, Stanwell will pay the
Stanwell Election Unders to Coronado; and
(B)

the Parties shall record the Stanwell Election Unders for consideration under
Clause 3.6(h).
(f)

The financial transactions under Clause 3.6(c), (d), and

(e) (as applicable) shall be conducted for
each rail consignment of Substitute Coal, unless otherwise

agreed.
(g)

After the end of each Year,

and as soon as the information becomes available, Stanwell will provide an invoice (with such supporting information as

Coronado may reasonably require) to
Coronado in respect of the Capacity Charges (if any) with such payment to be made within 14
days of receipt of such invoice.
(h)

Within 30 days of the giving of the invoice referred to in

Clause 3.6(g) for any Year,

the Parties will
determine, in respect of that Year:
(i)

The total Overs and any Stanwell Election Overs for all rail consignments;
(ii)

The total Unders and any Stanwell Election Unders for

all rail consignments; and
(iii)

(Total

Overs plus Stanwell Election Overs plus Capacity

Charge less Total

Unders less
Stanwell Election Unders) (" Excess ").
(i)

If the Excess is negative Coronado shall pay to Stanwell a sum equal to 50% of the Excess, with
such payment to be made within 14 days of receipt of

such invoice from Stanwell.

(j)

The Party entitled to payment under this Clause 3.6 will

provide an invoice for payment by the
other Party with such payment to be made as provided

in Clause 11.9(a)

(with Clause 11.9(a)
applying mutatis mutandis to payments by Coronado).

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(k)

The Parties will provide sufficient information (when

available) to enable each other to raise
invoices and to record the necessary information for purposes of this

Clause 3.6 and for internal
recording purposes.
3.7

Notification of Delivery of Substituted

Coal
Coronado recognises that Stanwell needs to be informed in advance of delivering Substitute
Coal, including the forward delivery schedule.

Coronado shall give at least 7 days' notice of any
delivery of such coal but Stanwell shall use its best endeavours to accept such coal on shorter
notice where it will suffer no material adverse effect in doing so.
3.8

Limit of Amount of

Substitute Coal
Notwithstanding any other Clause, Coronado shall not have

the right to deliver any Substitute
Coal which if delivered would cause the Substitute Coal to be delivered in any Year to exceed
50% of the Annual Contract Tonnage for that Year.

4.

Annual

Contract

Tonnage,

Rates

of Delivery

and

Notification

of Requirement
4.1

Annual nominations
(a)

Not later than the 30 June occurring prior to the commencement of each Year

during the Supply
Term,

Stanwell shall, by notice to Coronado:
(i)

nominate:
(A)

the Annual Contract Tonnage

for that Year

which must be between [***] Tonnes
Equivalent and 2.24 million Tonnes

Equivalent (and pro rata for a part Year),

and if
no such nomination is made for any Year,

Stanwell shall be deemed to have
nominated 2 million Tonnes

Equivalent;
(B)

in respect of any Month during that Year,

a quantity of the Annual Contract
Tonnage

in Tonnes

Equivalent (up to one twelfth of the Annual Contract Tonnage for any Month), for which Stanwell elects to receive Cash

in Lieu; and
(C)

the Nominated Contract Price per GJ for each Month in that

Year,

which must be:
(I)

no less than the Contract Price per GJ for that Month in

that Year

as set out
in the SRA Value Schedule

multiplied by [***]; and
(II)

no more than the Contract Price per GJ for that Month in that

Year as

set
out in the SRA Value

Schedule multiplied by [***],
and if no such nomination is made for any Year,

Stanwell shall be deemed to have
nominated the Contract Price per GJ for each Month in that

Year as

set out in the
SRA Value Schedule,
provided that the nomination must not cause the Outstanding Value of the SRA to be less than zero;
(ii)

confirm any additional Tonnes

that have been postponed in accordance with Clause
12.4(c), Clause 13.4(c) or Clause 16 and that Coronado is

obliged to deliver in that Year
pursuant to this Agreement;

(iii)

propose the Quarterly Tonnage

for each Quarter of such Year;

and
(iv)

indicate, on a non-binding basis, the nominations of the

Annual Contract Tonnage

for each
Year,

and Nominated Contract Price per GJ for each Month,

of the Supply Term

after the
Year for

which the nominations in Clause 4.1(a)(i)(A) and 4.1(a)(i)(C)

are made, in
accordance with the SRA Value

Schedule.
(b)

If Stanwell fails to give a notice under Clause 4.1(a)(iii),

or if Coronado disagrees with the
Quarterly Tonnages

as proposed by Stanwell, then the Quarterly Tonnages

for each Quarter of the
Year shall

be one quarter of the Annual Contract Tonnage.

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ME_955476192_3
(c)

If:
(i)

Stanwell does not make a nomination by the 30 June that

occurs immediately prior to the
commencement of the first Year

of the Supply Term;

and

(ii)

either:
(A)

the Supply Term

commences; or
(B)

in the reasonable opinion of Stanwell, the Supply Term

is likely to commence
before Stanwell will be able to make a nomination,

Stanwell shall promptly make a nomination in accordance with Clause 4.1(a)

for
the period in respect of the first (and if applicable, the second) Year in the Supply
Term.
(d)

If there is an interruption to the supply of Coal in the

period between the date of Stanwell’s
nomination and 31 December of that Year,

Stanwell may prior to 31 December revise its
nomination of the Annual Contract Tonnage,

by an amount equal to the missed deliveries,
provided that the revised nomination does not exceed a total maximum of 2.24 million Tonnes
Equivalent.

That revised nomination of the Annual Contract Tonnage

will be Stanwell’s nomination
for the purposes of Clause 4.1(a).

(e)

For the purposes of calculating the Cash Value

of the SRA, where the Agreement will terminate
due to Coronado's default, Stanwell may (but is not obliged

to) give a revised nomination under
this Clause 4.1, including the non-binding nominations

for each Year

of the Supply Term

under
Clause 4.1(a)(iv).
(f)

If the Supply Commencement Date occurs before the ACSA Final

Delivery Date, in respect of
each Month from the Supply Commencement Date until the

Month in which the ACSA Final
Delivery Date occurs, Stanwell must nominate one twelfth

of the Annual Contract Tonnage

(pro
rata for any part Month) as Cash in Lieu.
(g)

Notwithstanding Clauses 4.1(a) through 4.1(f), either Coronado or Stanwell may at any time
propose any Annual Contract Tonnage

and Quarterly Tonnage

for the next Year.

The other Party
shall consider any such proposal but shall be under no

obligation to accept the same.

If the
Parties agree upon a different Annual Contract Tonnage

and Quarterly Tonnage

that shall become
the Annual Contract Tonnage

and Quarterly Tonnage

for the periods concerned.
4.2

Monthly Deliveries
(a)

Coronado shall give notice of its intended Monthly Tonnage

for each Month during a Quarter no
later than 30 days before the commencement of that Quarter.

If Stanwell disagrees with the
Monthly Tonnages

notified by Coronado, the Parties will discuss the same

in good faith with a view
to agreeing upon Monthly Tonnages

that meet the requirements of both Coronado and Stanwell.
(b)

Failing agreement, the Monthly Tonnages

for the Quarter shall be approximately one third of

the
Quarterly Tonnage.
4.3

Weekly Deliveries
(a)

Coronado shall give notice of its intended Weekly

Tonnage

for each week of each Month no later
than 7 days before the commencement of that Month.

If Stanwell disagrees with the Weekly
Tonnages

notified by Coronado, the Parties will discuss

the same in good faith with a view to
agreeing upon Weekly Tonnages

that meet the requirements of both Coronado and

Stanwell.
(b)

Failing agreement, the Weekly Tonnages

for the Month shall provide for deliveries each week

of
approximately one quarter of the Monthly Tonnage.
(c)

If both Parties agree, any Weekly Tonnages

may be changed to take into account Coronado's
planned exports of coal from the Tenements

and Stanwell's other planned purchases of coal for
the Power Station.

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4.4

Obligation to Deliver and

Accept Deliveries
Coronado shall deliver, and Stanwell shall take delivery of, Coal at rates which meet the requirements of Clauses 4.1 to 4.3, inclusive.

Coronado is not obliged to deliver any Coal in
respect of which Stanwell has elected to take Cash in Lieu.
4.5

Export election
Stanwell may elect not more than once in respect of any Quarter, by giving notice to Coronado prior to the commencement of the Quarter, to receive any quantity of Coal comprising the Annual
Contract Tonnage that Stanwell does not require at the Stanwell Power Station and deal with it as it sees fit, including to export the Coal or otherwise deal with the Coal

(and if it does so,
Stanwell may request Coronado, to act as its agent to deal with the Coal at Stanwell’s cost, and
Coronado may accept or reject that request in its absolute discretion).

If the election is rejected,
Coronado must deliver and Stanwell must take such Coal in accordance with the terms of this
Agreement.
4.6

Specific Deliveries
Coronado shall make day to day arrangements regarding the scheduling of trains directly with
Stanwell's Carrier or Coronado's Carrier and with designated personnel at the Power Station.

5.

Additional

Coal

Tonnes
5.1

Annual Contract Tonnage unaffected
The Parties agree that:

(a)

the Additional Coal Tonnes

are in addition to any other quantity of Coal contemplated

by this
Agreement including the Annual Contract Tonnage

nominated in accordance with Clause 4; and
(b)

in each Month during the Additional Coal Tonnes

Term,

any quantity of the Annual Contract
Tonnage

delivered under this Agreement will be deemed to be delivered before the Additional Coal
Tonnes.

5.2

Annual nominations
(a)

Not later than the 30 September occurring prior to the commencement of each Year

during the
Additional Coal Tonnes

Term,

Stanwell shall, by notice to Coronado:
(i)

nominate for each Quarter of such Year

:
(A)

the Quarterly Additional Coal Tonnage

;

(B)

the Fixed Price Additional Coal Tonnes;
(C)

the Floating Price Additional Coal Tonnes;

and
(D)

the Unnominated Tonnage,
provided that:
(E)

the sum of the Quarterly Additional Coal Tonnage

and the Unnominated Tonnage
must equal [***] Tonnes

Equivalent of Coal per Quarter; and
(F)

the Fixed Price Additional Coal Tonnes

and the Floating Price Additional Coal
Tonnes

must not exceed [***] Tonnes

Equivalent of Coal per Quarter;

(G)

the Fixed Price Additional Coal Tonnes

must not exceed 400,000 Tonnes
Equivalent of Coal in any Year;

(H)

the Fixed Price Additional Coal Tonnes

for a Quarter must comprise the lesser of
[***] Tonnes

Equivalent of Coal and the Quarterly Additional Coal Tonnage

for that
Quarter, unless the Quarterly

Additional Coal Tonnage

for any other Quarter or
Quarters in that Year

is less than [***] Tonnes

Equivalent of Coal, in which case an

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amount equal to the difference between [***] Tonnes

Equivalent of Coal and the
Quarterly Additional Coal Tonnage

for that Quarter or Quarters may be nominated
as Fixed Price Additional Coal Tonnes

in another Quarter;

provided that for the first Quarter of the Additional Coal

Tonnes

Term,

if that Quarter does
not start on January 1, April 1, July 1 or October 1, such

limits will be applied pro-
rata for the number of Months in that Quarter that are

within the Additional Coal
Tonnes

Term;

and
(ii)

confirm any Additional Coal Tonnes

that have been postponed in accordance with

Clause
12.4(c) or Clause 13.4(c) and that Coronado is obliged to deliver in that Year

pursuant to
this Agreement.

(b)

If:
(iii)

Stanwell does not make a nomination by the 30 September that occurs immediately prior
to the commencement of the first Year

of the Additional Coal Tonnes

Term;

and

(iv)

either:
(A)

the Additional Coal Tonnes

Term

commences; or
(B)

in the reasonable opinion of Stanwell, the Additional Coal Tonnes

Term

is likely to
commence before Stanwell will be able to make a nomination,

Stanwell shall promptly make a nomination in accordance with Clause 5.2(a)(i)(A)
for the period in respect of the first (and if applicable, the second) Year in the
Additional Coal Tonnes Term

.
5.3

Nominations

at end

of

Additional

Coal

Tonnes

Term
(a)

If on the final day of the Additional Coal Tonnes

Term

any Additional Coal Tonnes

have not been
taken, delivered or credited against the Additional Coal

Tonnes

to be delivered, Stanwell may
elect, at its option,

any or a combination of all of the following until the RRP

Balance equals zero
($0) (provided that the aggregate Additional Coal Tonnes

and/or volume of Annual Contract
Tonnage

dealt with in accordance with Clauses 5.3(a)(i) to 5.3(a)(iii)

(inclusive) must not exceed
[***] Tonnes

Equivalent in any Quarter):
(i)

to take delivery of those Additional Coal Tonnes

(up to [***] Tonnes

Equivalent of Coal per
Quarter) with the price for those Additional Coal Tonnes

to be the Fixed Price or the
Floating Price (as applicable) which would have otherwise

applied in respect of the tonnes
at the time they were originally nominated under clause

5.2 to be delivered or accepted;

(ii)

in respect of an amount of Coal comprising the Annual

Contract Tonnage

up to [***]
Tonnes

Equivalent, that Coronado must:

(A)

subtract the RRP Tonnage

Payment per Tonne

Equivalent (for that amount of Coal
delivered to Stanwell) (
Remaining Additional Coal Tonnes

RRP Payment
), from
the Netback Amount payable by Stanwell each Month; and
(B)

credit the Tonnes

Equivalent associated with the RRP Tonnage

Payment per
Tonne

by way of deduction from any outstanding amount of Additional

Coal
Tonnes

to be delivered; or

(iii)

that Coronado must sell a volume of the remaining Additional

Coal Tonnes

(up to [***]
Tonnes

Equivalent of Coal per Quarter) on the export market

(
Export Tonnes ) and
Coronado must:
(A)

sell those Export Tonnes

and pay to Stanwell the RRP Tonnage

Payment per
Tonne

Equivalent of Export Tonnes

together with an amount equal to the Additional
Coal Tonnage

Netback Amount for those Export Tonnes

(calculated in accordance
with Clauses 9.2 and 11 ), and Stanwell must pay to Coronado as a marketing fee an amount equal to the Additional Coal Tonnage

Netback Amount (
RRP Monthly
Marketing Fee ); and

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(B)

credit the Tonnes

Equivalent of the Export Tonnes

against the amount of Additional
Coal Tonnes

to be delivered.

(b)

For the purposes of Clause 5.3(a), whether any Additional

Coal Tonnes

have not been taken,
delivered or credited against the Additional Coal Tonnes

to be delivered as at the final day of the
Additional Coal Tonnes

Term

is calculated by subtracting from the Total

Additional Coal Tonnes:
(i)

all Additional Coal Tonnes

delivered to and taken by Stanwell during the Supply Term;

and
(ii)

each Unnominated Tonnage.

5.4

Deliveries
(a)

Clauses 4.2, 4.3, 4.4 and 4.6 apply to deliveries of the Additional

Coal Tonnes

mutatis mutandis
except that:
(i)

in Clause 4.2, references to 'Monthly Tonnage'

and 'Quarterly Tonnage'

are replaced with
'Monthly Additional Coal Tonnage'

and 'Quarterly Additional Coal Tonnage'

respectively;
(ii)

in Clause 4.3, 'Weekly Tonnage'

and 'Monthly Tonnage'

are replaced with 'Weekly
Additional Coal Tonnage'

and 'Monthly Additional Coal Tonnage';

and
(iii)

in Clause 4.4, the sentence reading 'Coronado is not obliged to deliver any Coal in respect
of which Stanwell has elected to take Cash in Lieu'

is deleted.
(b)

In each Month during a Quarter:
(i)

the Monthly Tonnage

will be deemed to be delivered first; and
(ii)

the Monthly Additional Coal Tonnage

will be deemed to be delivered second, to be
allocated on a pro rata basis in proportion to the quantity

of Fixed Price Additional Coal
Tonnage

and the quantity of Floating Price Additional Coal Tonnage

nominated for that
Quarter.
6.

Delivery Facilities/Title/Risk
(a)

Except where Coronado is to arrange transport of Substitute

Coal, Coal shall be delivered by
Coronado onto rail wagons at the Loading Plant, at Coronado's cost.
(b)

Subject to reasonable maintenance requirements that have, where possible, been previously
notified by Coronado to Stanwell, Coronado shall deliver

Coal at the Curragh Mine Loading Plant
at a rate of at least [***] Tonnes

per hour and have the Loading Plant available twenty-four

(24)
hours per day, seven (7)

days a week.
(c)

Where Stanwell is to arrange the transportation of Substitute Coal,

Coronado shall deliver such
Substitute Coal at a rate which forms the basis of the rail rates agreed with Stanwell’s Carrier.

(d)

Coronado shall maintain adequate stockpiles of Coal to ensure continuity of deliveries taking into
account such contingencies as might reasonably be foreseeable to a prudent mine operator.
(e)

Where Stanwell is to arrange the transportation of Substitute Coal,

Stanwell shall ensure that
sufficient rollingstock is available at the Loading

Plant at no cost to Coronado to allow Coronado to
carry out its obligations hereunder.
(f)

Where Stanwell is to arrange transport, delivery and acceptance of Coal shall be deemed to have
been made and taken, and risk and title shall pass to

Stanwell, when Coal from the Loading Plant
is discharged onto rail wagons.
(g)

Where Coronado is to arrange transport of Substitute

Coal, delivery and acceptance of that Coal
shall be deemed to have been made and taken, and risk

and title shall pass to Stanwell, when the
Coal is discharged from Coronado's Carrier's rail wagons

at the unloading facilities at the Power
Station or such other destination as Stanwell advises the

Substitute Coal be delivered to in
accordance with Stanwell's rights under this Agreement.
(h)

Coronado will use its best endeavours to comply with

Schedule 2 and Schedule 3.

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ME_955476192_3
(i)

From time to time, either Party may request renegotiation

of the provisions of Schedule 3 of this
Agreement to reflect the provisions of its then contract

for rail haulage which includes the loading
of Coal at the Curragh Mine Loading Plant.

In such event the Parties will meet in good faith to
endeavour to agree upon revised terms which meet their

respective needs.

If no agreement is
reached by the Parties to amend this Agreement, this Agreement shall continue unchanged.
7.

Quality of Coal
7.1

Standard Coal Quality
(a)

The Standard Coal Quality,

which shall form the basis of price and price variations for varying

Coal
quality, shall be:
Gross Calorific Value (as sampled):

[***]GJ/t
Ash (at [***]% Total Moisture):

[***]%
Total

Moisture (as sampled):

[***]%
(b)

Coronado will use its best endeavours to ensure that Coal supplied will generally meet Standard
Coal Quality.
(c)

If Coal supplied by Coronado is of lesser quality than the Standard

Coal Quality over a period of
two consecutive Months, Stanwell may request advice from Coronado on the action, if any,
Coronado proposes to take in an endeavour to deliver Coal of

Standard Coal Quality.
7.2

Limiting Specifications
(a)

If in the reasonable opinion of Stanwell after consultation

between the Parties following a request
under Clause 7.1(c) on the basis of previous deliveries

and any inspection under Clause 7.3(b),
the quality of Coal delivered or likely to be delivered hereunder at any time and from time to time
does not meet any of the following limiting Coal specifications (for the purpose of this Clause 7, the
" Limiting Specifications
"):

Gross Calorific Value

(as received)
[***]GJ/t min
Ash (at [***]%

total moisture)
[***]% max
Total

Moisture (as received)
[***]% max
Sulphur (at [***]% total moisture) [***]% max
Slagging Index
(0.8 x deformation temperature + 0.2 x hemisphere
temperature (in reducing atmosphere))
[***]° min
Volatile Matter (as received) [***]% min
then Stanwell may by notice suspend delivery of Coal hereunder from the time of giving
such notice until Coronado can demonstrate that the Coal ready for delivery is likely to
meet all of the Limiting Specifications (provided that for Coal used or intended to be used
in the Power Station, Stanwell may only give such notice if in Stanwell's reasonable
opinion the failure of such Coal to meet these Limiting Specifications materially affects, or
is likely to materially affect, the normal operation of the Power Station).
(b)

Stanwell shall furnish to Coronado, as soon as practicable after the giving of any notice of
suspension hereunder, a statement

setting out the reasons for Stanwell's decision to suspend
deliveries, together with any relevant evidence and a portion of the sample or samples tested
where applicable.

Such a suspension shall constitute an interruption to supply in terms of
Clause 12.
(c)

For rejection purposes coal quality will be determined on a

mine stockpile basis and not on a train
by train basis.

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ME_955476192_3
(d)

Coronado shall use its best endeavours to ensure that

Coal will meet the Limiting Specifications.
(e)

If Coronado is not able to demonstrate that the Coal ready

for delivery is likely to meet all of the
Limiting Specifications as required in Clause 7.2(a) within

a reasonable period of time, then Clause
12 shall apply.
7.3

Quality Generally
(a)

Coronado shall keep Stanwell informed on matters which

may affect the quality of Coal.
(b)

Stanwell may at any reasonable time, after the giving

of a reasonable notice, inspect Coronado's
facilities and operations including Coronado's drilling and quality control operations.
(c)

If Coronado on an ongoing basis cannot meet the Slagging Index

Limiting Specification of [***]°C
minimum, and Coronado so requests, Stanwell will meet with

Coronado to discuss whether it will
be possible for Stanwell to accept coal which does not

meet that Limiting Specification over a
particular period of time and if so on what basis, but Stanwell shall not be obliged to agree to
accept such coal.

However Stanwell will act reasonably and in good

faith in considering such
request.
(d)

Coronado will use its best endeavours to ensure that based on representative sampling from Coal
quantities in excess of [***] Tonnes:
(i)

no more than [***]%

and if possible, no more than [***]% of Coal delivered

hereunder will
pass through a [***] millimetre square mesh screen; and
(ii)

all coal delivered hereunder will pass through a [***] millimetre square mesh screen.
(e)

Coronado shall, so far as reasonably practicable, co-operate with Stanwell to minimise any
operational problems which may be experienced by

Stanwell associated with:
(i)

the handling of the Coal;
(ii)

extraneous materials in the Coal at the time of delivery

("
Extraneous Materials "); or
(iii)

other undesirable properties of Coal at the time of delivery.

(f)

Stanwell may reject any delivery of Coal containing Extraneous

Materials which are likely,

in
Stanwell's reasonable opinion, to make the Coal unusable by

Stanwell.
8.

Quantity and Quality Determination
8.1

Weight
The weight of Coal for payment purposes shall be ascertained by the Trade Certified Weighbridge,

or in
the event of the Trade Certified Weighbridge

being unavailable or the Weighbridge not

being
Trade Certified then:
(a)

subject to any agreement that is made as contemplated in

Clause 8.1(b), the weight of Coal for
payment purposes shall be the Nominal Net Weight;

and
(b)

if the Trade Certified Weighbridge

is unavailable for more than 28 consecutive days,

or if the
Weighbridge is not Trade Certified

for more than 28 consecutive days, the Parties

will meet in
good faith to discuss and seek to agree a replacement

method of determining the weight of Coal
for payment purposes until the Trade Certified

Weighbridge is again available or the Weighbridge
is Trade Certified (as applicable).

Until any such agreement is reached, Clause 8.1(a)

will
continue to apply.

Clause 17 will not apply to any failure of the Parties

to agree as contemplated in
this Clause 8.1(b) except to the extent that if the Parties

fail to reach agreement where the Trade
Certified Weighbridge is unavailable for more

than 365 consecutive days, or if the Weighbridge

is
not Trade Certified for more than 365 consecutive

days, either Party may refer the matter for
resolution to an Expert under Clause 17(h).

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8.2

Sampling
(a)

All sampling, sample preparation and analysis of Coal

to determine the quality of Coal delivered for
the purpose of this Agreement shall be undertaken in

accordance with Australian Standards
AS4264 and AS1038 unless otherwise indicated or otherwise

agreed from time to time.
(b)

The automatic sampler which exists adjacent to the rail

loadout bins situated at the Loading Plant
will be used to obtain samples representative of Coal delivered by Coronado to rail wagons.

Analyses of the sample shall be carried out at Stanwell's

cost by Stanwell by an NATA

registered
laboratory agreed by the Parties.

Coronado shall operate the automatic sampler

("
Mine
Sampler
") which exists adjacent to the rail loadout bins

situated at the Curragh Mine, and shall
request the supplier of Substitute Coal to operate the sampler adjacent to its rail loadout bins, to
obtain samples representative of Coal delivered by Coronado

to rail wagons.

The Mine Sampler
shall conform to Australian Standard requirements.

Coronado shall provide the agreed NATA
registered laboratory with the sample representative of Coal delivered to rail wagons.

Analysis of
the sample shall be carried out by that agreed laboratory.
(c)

Coronado must use its best endeavours to ensure that

the Mine Sampler operates as
contemplated in this Clause 8 in respect of each train carrying

Coal.

If the Mine Sampler does not
operate as contemplated in this Clause 8 in respect of a train carrying Coal, a representative of
Coronado must notify Stanwell or a nominee appointed by

Stanwell for the purpose of this Clause
of that event immediately by telephone and as soon thereafter as practicable by email.

(d)

If the Mine Sampler does not operate as contemplated

in this Clause 8 in respect of a train
carrying Coal, then:
(i)

Stanwell is entitled to, but shall not be obliged to, collect or arrange for its representative to
collect a sample of Coal when Coal is discharged from the rail wagons at the Power
Station unloading conveyor,

and that sample shall be taken to be a sample for every
purpose under this Agreement as though taken by the Mine Sampler under this Clause 8;
or
(ii)

if Stanwell or its representative does not collect a sample

when Coal is discharged from the
rail wagons at the Power Station unloading conveyor,

then the quality of Coal that is
delivered by the train from which a sample was not taken

shall be deemed to be equivalent
to the average Gross Calorific Value

(as received), Ash (at standard total moisture) and
Total

Moisture (as received) determined in respect of all other

deliveries of Coal made
under this Agreement during the Month in question.
(e)

Not fewer than three analysis sub-samples shall be prepared

from each sample of Coal taken in
accordance with this Clause 8.

Stanwell shall retain one analysis sub-sample for analysis

and
shall make one analysis sub-sample available to Coronado

if requested by Coronado (provided
such request is made within five (5) Business Days of notification by Stanwell of the results of the
analysis of such sample).

Stanwell shall seal and retain one analysis sub-sample

for twelve weeks
for umpire analysis if required.
(f)

As soon as practicable after taking the Coal sample Stanwell or Stanwell's authorised
representative shall determine the Total

Moisture of the sample and shall determine on an

as-
received basis Gross Calorific Value,

Ash and Moisture of the analysis sub-sample.

Analyses
shall be determined in accordance with the Standards

listed in Clause 8.2(a) hereof.

The following
Coal properties representing the quality of Coal delivered shall be calculated from such analyses:
Gross Calorific Value (as sampled)
Ash (at [***]% Total Moisture)
Total

Moisture (as sampled)
Stanwell shall notify Coronado of the quality of Coal for each sample determined
accordingly, within seven (7) days after sampling.
(g)

Coal properties notified in accordance with Clause 8.2(f)

for samples taken during each Month
shall be weight averaged on the basis of mass of individual Coal consignments for that Month to
obtain the Monthly average Coal properties to determine the

Monthly averaged Gross Calorific

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Value, Ash and Total

Moisture for determination of Coal quality price adjustment

pursuant to
Clause 10.
(h)

Ash and Total

Moisture shall be expressed to the nearest 0.10 percent (0.10%)

in individual
analyses and averages thereof.

Should the calculated average fall exactly midway

between two
such percentages, then the nearest even one-tenth of a percent shall be accepted.

Gross Calorific
Value shall be expressed

to the nearest 0.01 gigajoule per Tonne

for individual analyses and
averages thereof.
(i)

In the event of a disagreement with the determination of any Coal properties apart from Total
Moisture, Coronado shall notify Stanwell within two weeks

of Stanwell's notification of such
determination.

In that event, the third portion of the appropriate sub-sample shall be delivered to a
mutually agreed independent laboratory for umpire analysis.

If the umpire analysis differs from
Stanwell's analysis by more than the limit of reproducibility between laboratories, the umpire
analysis shall be substituted for Stanwell's determination for all purposes.

The costs incurred in
carrying out any umpire analysis shall be borne by Coronado

unless the umpire analysis is
adopted in which latter case Stanwell shall bear the costs

of the umpire analysis.
(j)

There shall be no umpire analysis of Total

Moisture, but Coronado shall be entitled to satisfy

itself
that the Total

Moisture is determined in accordance with this Agreement,

by nominating a
representative to be present at Total

Moisture determination at Stanwell's or its authorised
representative's laboratory.

However if either Coronado or Stanwell is concerned

that the sample
may have been contaminated with additional moisture

then the Parties will in good faith meet to
discuss what Total

Moisture should be used.
(k)

Stanwell and Coronado shall be entitled without notice,

subject to complying with all laws and with
all rules and requirements of the other Party to ensure

safety and good environmental practices, to
inspect or check the weighing, sampling and analysis facilities of the other Party or its authorised
representative and to have access for witnessing the weighing,

sampling and analysis of Coal.

Coronado shall ensure that its arrangements with suppliers

of Substitute Coal permit Stanwell to
exercise similar rights in respect of those suppliers.
(l)

Prior to each week during the Supply Term,

Coronado shall provide to Stanwell non-binding,
indicative forecasts of Gross Calorific Value,

Ash and Total

Moisture for Coal expected to be
delivered in that week.
9.

Price of Coal
9.1

Annual Contract Tonnage
(a)

The Contract Price per Tonne

Equivalent of the Annual Contract Tonnage

for each Month is to be
determined in accordance with the SRA Value

Schedule and:
(i)

the "
Invoice Price
" for Coal delivered in any Month is the Contract

Price per Tonne
Equivalent for the Month adjusted to reflect the quality of the

Coal delivered in that Month
in accordance with Clause 10' and
(ii)

the Contract Price per Tonne

Equivalent for each Month will only vary in accordance

with
the SRA Value Schedule

and is inclusive of all costs.

The Contract Price per Tonne
Equivalent so determined shall apply throughout the Supply

Term

irrespective of any
change in Coronado's actual costs, the Curragh Mine's

viability or market prices.
(b)

Stanwell will pay a royalty amount in respect of the Annual

Contract Tonnage

for each Month
determined in accordance with Clause 11.4(a)

.
9.2

Additional Coal Tonnes
(a)

The Fixed Price for the Fixed Price Additional Coal Tonnes

and the Floating Price for the Floating
Price Additional Coal Tonnes

for each Month are to be determined in accordance with the

RRP
Balance Schedule and:

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ME_955476192_3
(i)

the "
Invoice Price
" for Coal delivered in any Month is the Fixed Price

or Floating Price for
the Month adjusted to reflect the quality of the Coal delivered in that Month in accordance
with Clause 10;

and
(ii)

the Fixed Price and the Floating Price for each Month

will only vary in accordance with the
RRP Balance Schedule and are inclusive of all costs.

The Fixed Price and the Floating
Price so determined shall apply throughout the Additional

Coal Tonnes

Term

(and in any
further period required to deliver Additional Coal Tonnes

in accordance with an election
under clause 5.3(a)(i)), irrespective of any change in

Coronado's actual costs or the
Curragh Mine's viability or (without limiting the calculation of the Floating Price in
accordance with the RRP Balance Schedule) market prices.

(b)

Stanwell will pay a royalty amount in respect of the Additional

Coal Tonnes

for each Month
determined in accordance with Clause 11.4(b)

.
(c)

Coronado warrants to Stanwell that it has fully contracted

port capacity for coal that comprises the
Additional Coal Tonnes

for the Additional Coal Tonnes

Term

and accordingly,

no netback of port
costs has been applied to the Fixed Price or the Floating Price.

If Coronado can use that capacity
or otherwise avoid or defray cost or liability in respect

of that capacity, the

benefit will be applied to
Stanwell and accordingly Coronado agrees that:

(i)

in respect of up to 800,000 tonnes per year of port capacity,

it will use its best endeavours
to seek to transfer that capacity to a third party,

surrender the capacity or otherwise utilise
that capacity or otherwise avoid or reduce cost or liability in relation to that capacity;

(ii)

the Fixed Price and the Floating Price will be reduced

by an amount equal to (on a $/Tonne
basis):

(A)

if any port capacity held by Coronado or its Related Bodies Corporate is
surrendered, transferred or used by a third party,

the resulting reduction in
Coronado’s port costs; and
(B)

if that capacity is used by Coronado, the cost of that capacity;

and
(C)

if Coronado otherwise avoids or reduces cost or liability

in relation to that capacity,
the amount of such avoidance or reduction; and

(iii)

it will promptly, as

and when requested, provide to Stanwell any information

reasonably
required by Stanwell to verify or otherwise confirm the steps that Coronado has taken, and
the activities Coronado has engaged in, to transfer,

surrender or use the unutilised
capacity and any avoidance or reduction in cost or liability.
10.

Variation

for

Quality
(a)

The Invoice Price shall be:
(i)

for Coal which comprises the Annual Contract Tonnage,

the Contract Price per Tonne
Equivalent;

(ii)

for Coal which comprises the Fixed Price Additional Coal Tonnes,

the Fixed Price; and

(iii)

for Coal which comprises the Floating Price Additional

Coal Tonnes,

the Floating Price,

as applicable and adjusted for variations in quality from

the Standard Coal Quality Specification as
set out in this Clause 10.

Such quality shall be determined in accordance with the
provisions of Clause 8.
Adjustments will be made for variations from:
Gross Calorific Value (as sampled)

[***]GJ/t
Ash (at [***]% Total Moisture)

[***]%
Total

Moisture (as sampled)

[***]%
(b)

The Invoice Price for any Month shall be calculated in

accordance with the following formula:

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ME_955476192_3
IP

=

CP((GCV/[***])-(0.01(AC-[***]))-(0.015(AC
1
-[***]))-(0.01(MC-[***]))-
(0.03(MC
1
-[***])))
Where:
IP = Invoice Price
CP = for Coal which comprises the:
(i)

Annual Contract Tonnage,

the
Contract Price per Tonne
Equivalent;

(ii)

Fixed Price Additional Coal Tonnes,
the Fixed Price; and

(iii)

Floating Price Additional Coal
Tonnes,

the Floating Price,
for that Month
GCV =
Weight averaged gross calorific value of Coal

delivered in
that Month determined in accordance with Clause 8
AC =
Weight averaged ash content of coal delivered

in that
Month determined in accordance with Clause 8 or [***]%
whichever is the greater.
AC
1
=
AC or [***]%

whichever is the greater
MC =
Weight averaged moisture content of coal delivered

in that
Month determined in accordance with Clause 8 or [***]%
whichever is greater
MC
1
=
MC or [***]%

whichever is the greater
11.

Payment

11.1

Monthly payment
In respect of each Month during the Supply Term, Stanwell must pay to Coronado, or Coronado must pay to Stanwell, as the case may be:
(a)

the amount payable for the Coal delivered in the Month

(being the Netback Amount plus the
Additional Coal Tonnage

Netback Amount) as determined in accordance with

Clause 11.2

;

(b)

the amount payable for the Derived Amount for the

Month as determined in accordance with
Clause 11.3;
(c)

if Stanwell has made an election for the payment of Cash

in Lieu in respect of the Month, the
amount of the Cash in Lieu for the Month in accordance

with Clause 11.3

;
(d)

the royalty amount payable in respect of the Coal delivered

in the Month as determined in
accordance with Clause 11.4

;
(e)

any Rail Energy Payment pursuant to Clause 11.5

;
(f)

any amount payable in respect of GST pursuant to Clause

11.6;

(g)

any Transport Cost payable pursuant to

Clause 3.6; and
(h)

any amount payable in respect of any interruptions to

supply that are not Causes Outside the
Control of Coronado pursuant to Clause 12.
Payment for the amounts payable under Clauses

11.1(a) and (b) will be satisfied in each Month
by Stanwell paying to Coronado:

(i)

the Netback Amount less the Derived Amount;

and

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(j)

the Additional Coal Tonnage

Netback Amount,

each of which is an amount equivalent to the amount determined as the Invoice Price x Tonnes

Delivered.

11.2

Payment for Coal
(a)

In respect of each Month during the Supply Term,

Stanwell shall pay to Coronado the Netback
Amount for the aggregate quantities of the Annual Contract

Tonnage

delivered in that Month. The
" Netback Amount
" for the Month is to be determined as:

Netback Amount = [Netback Price x Monthly Tonnage (SRA Value Schedule)] + [(Invoice
Price x Tonnes

Delivered) – (Contract Price per Tonne Equivalent x Monthly Tonnage
(SRA Value Schedule))] – RRP Monthly Unnominated Tonnes

Payment - Remaining
Additional Coal Tonnes RRP Payment (if applicable)
where " Tonnes Delivered " is the sum of the quantities delivered in that Month as ascertained in accordance with Clause 8.
(b)

In respect of each Month during the Additional Coal Tonnes

Term

(and for each Month in any
further period required to deliver Additional Coal Tonnes

in accordance with an election under
clause 5.3(a)(i)), Stanwell shall pay to Coronado the

Additional Coal Tonnage

Netback Amount for
the aggregate quantities of the Additional Coal Tonnes

delivered in that Month. The "
Additional
Coal Tonnage Netback Amount
" for the Month is to be determined as:

Additional Coal Tonnage Netback Amount = [Invoice Price x Fixed Price Additional Coal
Tonnes

+ Invoice Price x Floating Price Additional Coal Tonnes]

– RRP Monthly Payment

where " Tonnes Delivered " is the sum of the quantities delivered as Fixed Price
Additional Coal Tonnes and Floating Price Additional Coal Tonnes

in that Month in
Tonnes

as ascertained in accordance with Clause 5.4 and Clause 8.

11.3

Derived Amount and Cash

in Lieu
In respect of each Month during the Supply Term,

Coronado shall pay to Stanwell:
(a)

the Derived Amount for the Month; and
(b)

the Cash in Lieu for the Month.
The Derived Amount and the Cash in Lieu are to be determined for each Month in accordance with the
SRA Value Schedule.
11.4

Royalty amount
(a)

In respect of each Month during the Supply Term,

Stanwell shall pay a royalty amount for the
aggregate quantities of Coal delivered as Annual Contract

Tonnage

in the Month during the Supply
Term

calculated in accordance with the following expression:
Royalty Payable

=

[(Invoice Price x (7/93 +1) x 0.07) x Tonnes Delivered]
(b)

In respect of each Month during the Additional Coal Tonnes

Term,

Stanwell shall pay a royalty
amount for the aggregate quantities of Coal delivered as

Additional Coal Tonnes

in the Month
during the Additional Coal Tonnes

Term

being the Statutory Royalty Amount.
11.5

Rail Energy Payment
Stanwell shall pay to Coronado (or Coronado shall pay

to Stanwell if the amount is negative) each Month,
on an interim basis, an Interim Rail Energy Payment on

Coal delivered for each Month calculated
as follows:
Interim Monthly Rail Energy
Payment
=

CC Interim Monthly Rate x 0.5[(GCV/[***]) – 1] x
Tonnes

Delivered
At the end of each Year,

and as soon as the information becomes available, Stanwell shall

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recalculate each Interim Monthly Rail Energy Payment for each

Month of that Year as if each
payment had been calculated and paid using the CC Final

Monthly Rate and not the CC Interim
Monthly Rate (" Final Monthly Rail Energy Payment
").

Stanwell shall provide an invoice (with
such supporting documentation as Coronado may reasonably

require) to Coronado setting out
the total of the Interim Monthly Rail Energy Payments paid by each of Coronado and Stanwell for
that Year; the total of the Final Monthly Rail Energy Payments; and the amounts payable by each Party had the Monthly payments been made for that Year based on the applicable Final
Monthly Rail Energy Payment. Any payment by Coronado or Stanwell shall be made within 14
days of the invoice being received as contemplated in Clause 11.9(c).

In this Clause 11.5:
" CC Interim Monthly Rate
" means the amount, in $/Tonne,

equal to Stanwell's Carrier's rail rate applying
at the time, taking into account Stanwell's best estimate

of all available rail performance Freight Incentives
and Corridor Improvement Incentives, for the transport

of Coal from the Curragh Mine Loading Plant to the
unloading facilities at the Power Station.
" CC Final Monthly Rate
" means the amount, in $/Tonne,

equal to Stanwell's Carrier's rail rate applying at
the time, taking into account all rail performance Freight

Incentives and Corridor Improvement Incentives
actually received, for the transport of Coal from the Curragh Mine

Loading Plant to the unloading facilities
at the Power Station.
" Freight Incentives
" means rail performance incentives that are available

and which actually apply to
Stanwell's Carrier's rail rate at the relevant time.
" Corridor Improvement Incentives
" means rail corridor incentives available to rail users

at the relevant
time.
" GCV " has the meaning given to that term in Clause 10(b).
" Tonnes Delivered
" means, for the relevant period, the sum of

the quantities delivered during that period
as ascertained in accordance with Clause 8.
11.6

GST
For the purposes of this Agreement,
(a)

It is agreed:
(i)

all amounts expressed or determined to be payable by

any Party to another under this
Agreement are calculated and will be determined exclusive

of GST;

and
(ii)

any part of a supply that is treated as a separate supply

for GST purposes (including
attributing GST payable to tax periods) will be treated as

a separate supply for the
purposes of this Clause 11.6

.
(b)

If any payment required to be made by one Party to another

under this Agreement is a payment for
a taxable supply for the purposes of the GST Act, the amount payable is the amount derived by
multiplying the original amount payable by the formula

[1 + (the decimal expression of the GST
rate imposed under the GST Act)].
(c)

If any Party is required to reimburse another for an amount paid or payable for a taxable supply by
a third party for which that Party is entitled to claim an

input tax credit, the amount required to be
reimbursed will be reduced by the amount of the credit.
(d)

The obligation to pay any additional amount under this

Clause 11.6 is subject

to the Party
receiving the payment providing to the other Party in accordance with the requirements of the GST
Act a tax invoice for each payment.

(e)

Payment of the GST shall be made at the same time as

the first payment for the relevant taxable
supply is required to be made provided the Party receiving

the payment has issued a tax invoice or
adjustment note (as required) to the other Party.
(f)

If a payment is calculated by reference to or as a specified percentage of another amount or
revenue stream, that payment will be calculated by reference to or as a specified percentage of the
amount or revenue stream exclusive of GST.

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(g)

If the amount of GST paid or payable by any Party in respect of a taxable supply made under this
Agreement differs from the amount of GST paid

by that Party by reason of the Australian
Commissioner of Taxation

lawfully adjusting the amount of GST payable, then

the amount of GST
paid shall be adjusted accordingly,

by a further payment by one Party to the other as

the case
requires.
(h)

To

the extent that consideration for any supply by,

under or in connection with this Agreement
includes non-monetary consideration:
(i)

the Parties agree to act in good faith in determining the GST-inclusive market value of the non-
monetary consideration provided for the supply;
(ii)

the tax invoice for the supply must state the GST-inclusive

market value of the non-monetary
consideration provided for the supply;

(iii)

subject to the Parties exchanging tax invoices during the same

Month, the Parties will allow for the
Parties’ respective payments of GST under this Agreement

to be offset; and
(iv)

to the extent the respective payments of GST under Clause

11.6(h)(iii) are

not equal, the
difference must be paid as a monetary payment,

in addition to and at the same time that the GST-
exclusive consideration for the supply is payable or to be provided under this Agreement.
(i)

If an adjustment of GST is required as a result of an adjustment event in respect of a supply made
pursuant to this Agreement, then:
(i)

a corresponding adjustment of GST payable under this

Agreement must be made between
the Parties within 21 days after the end of the tax period in which the adjustment is
attributable; and
(ii)

if obliged to do so under the GST Act, the supplier must issue an adjustment note within 21
days after the end of the tax period in which the adjustment is attributable.

(j)

In relation to the taxable supply of Stanwell's termination

of the Reversion Deed and deletion of
clause 2.9 of the ACSA for which the Derived Amount

and Cash in Lieu are consideration, Clauses
11.6(e) and 11.6(h)(iv)

are modified so that the payment of the amount on

account of GST in
accordance with Clause 11.6(b)

must be made by Coronado to Stanwell by the last

available
lodgement date of Stanwell’s ‘Business Activity Statement’

for the Month in which the tax invoice
was issued.

For the purposes of facilitating Coronado's compliance

with this Clause, Stanwell
notifies Coronado that it has monthly tax periods.

GST payments made by Coronado to Stanwell
after the required date will incur an interest charge (payable by Coronado to Stanwell) equal to the
one month Australian Bank Bill Swap Rate displayed on

page BBSW of the Thomson Reuters
screen (or any replacement page which displays that rate), plus

[***]%

p.a.
(k)

If the Australian Taxation

Office determines that Coronado made

a taxable supply in relation to
Coronado’s supply referred to in Clause 11.6(j)

for which Stanwell's termination of the Reversion
Deed and deletion of clause 2.9 of the ACSA is consideration,

Clauses 11.6(e)

and 11.6(h)(iv)

are
modified so that the payment of the amount on account

of GST in accordance with Clause 11.6(b)
must be made by Stanwell to Coronado by the last available

lodgement date of Coronado’s
‘Business Activity Statement’ for the Month in which the tax invoice was issued.

For the purposes
of facilitating Stanwell's compliance with this Clause,

Coronado notifies Stanwell that it has
monthly tax periods.

GST payments made by Stanwell to Coronado after

the required date will
incur an interest charge (payable by Stanwell to Coronado)

equal to the one month Australian
Bank Bill Swap Rate displayed on page BBSW of the Thomson

Reuters screen (or any
replacement page which displays that rate), plus [***]%

p.a.
11.7

Invoicing
(a)

Coronado shall submit to Stanwell as soon as practicable

after the end of each Month an invoice
for all amounts payable by the Parties pursuant to this Clause

11 in respect of

that Month, except
for the supply referred to in Clause 11.7(b)(ii)

below.

Each invoice shall be accompanied by a
statement showing in detail the calculations used to determine all amounts payable.

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(b)

The Parties acknowledge that, subject to any subsequent

agreement to issue recipient created tax
invoices, in accordance with Clause 11.6(d)

of this Agreement:
(i)

Coronado will issue tax invoices to Stanwell for its taxable supplies under and in
connection with this Agreement (including for the taxable supply of Coal); and
(ii)

Stanwell will issue tax invoices to Coronado for the taxable supply for which the Derived
Amount and Cash in Lieu are consideration.

11.8

Set-Off
Except in respect of the netting of the Netback Amount and Derived

Amount in accordance with
Clause 11.1,

any netting in accordance with Clause 5.3 and any set-off permitted in accordance
with Clause 25.9(b),

neither Party shall be entitled to set-off against any amounts payable by it to
the other Party pursuant to this Agreement, any amounts payable by the other Party to it
pursuant to this Agreement or otherwise.
11.9

Payment/Adjustments
(a)

If an amount is payable by Stanwell to Coronado, Stanwell

shall pay such invoices to a bank
account nominated by Coronado by the 15th day of the

Month in which the invoice is submitted or
within seven (7) days of receipt of the invoice, whichever

is the later date.
(b)

If an amount is payable by Coronado to Stanwell, Coronado shall pay such invoices to a bank
account nominated by Stanwell by the 15th day of the Month

in which the invoice is submitted or
within seven (7) days of receipt of the invoice, whichever

is the later date.
(c)

Where appropriate, an adjustment will be made between the

Parties for any charge which has
been levied on an interim basis within 14 days of the final

amount being determined.
(d)

If after reasonable consultation with Coronado, Stanwell is of the reasonable opinion the amount of
any invoice rendered pursuant to this Clause 11 exceeds the amount actually owing by Stanwell,
Stanwell may withhold payment of 50% of the difference,

and pay:
(i)

the other 50% of the difference; plus
(ii)

the amount of GST payable by Coronado on the full amount of

the invoice; plus
(iii)

all other undisputed amounts in accordance with Clause 11.9(a)

.
In the event of such withholding, Stanwell shall by the due date of payment notify
Coronado of the reasons for its opinion in reasonable detail.

Withholding as aforesaid
shall be deemed to be a dispute which shall be resolved in accordance with Clause 17.

Stanwell shall pay the amount withheld to the extent the dispute mechanism determines it
is payable within 7 days of that determination.
12.

Interruption to Supply
12.1

Stable Supply as Fundamental

Condition
(a)

Coronado expressly acknowledges that, without derogating

from the provisions of this Agreement
providing for termination and suspension, it is a fundamental expectation of Stanwell that this
Agreement will provide Stanwell with a stable supply of Coal

(complying with the quality
characteristics provided in this Agreement) for use in the Power

Station and that it was on the
basis of Coronado's representations of its ability to provide such stable supply as specified herein
that Stanwell agreed to enter this Agreement with Coronado.
(b)

Irrespective of the allocation of risk for failure to supply the Coal under this Agreement, Coronado
shall endeavour to avoid and minimise any interruptions

to supply.
(c)

Coronado will not enter into a contract under which Coronado is obliged to supply Coal to a
customer in priority to supplying Coal to Stanwell.

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(d)

Clauses 12.2 to 12.7, inclusive shall apply in the event deliveries of Coal are not tendered in full by
Coronado hereunder on the due date or such non-tendering

is threatened as provided hereunder,
irrespective of the cause, except where the cause is the

breach by Stanwell of its obligations
hereunder or the non-taking by Stanwell of such Coal.
12.2

Coronado to Give Notices

and Reports
(a)

Coronado shall give notice ("
Interruption Notice ") to Stanwell promptly upon the occurrence of any event which interrupts or is reasonably likely to interrupt the supply of Coal by Coronado in
accordance with this Agreement.
(b)

As soon as practicable thereafter,

Coronado shall give a report to Stanwell covering the following matters to the best of Coronado's knowledge at the time of

giving the report:
(i)

the nature of the interruption or threatened interruption;
(ii)

the circumstances and cause of the same;
(iii)

whether Coronado considers the event to be outside the control of Coronado;
(iv)

the likely duration of the interruption;
(v)

Coronado's revised delivery plan for Coal at the time of

giving the report; and
(vi)

details of the efforts that have been made and are

planned by Coronado to avoid or
minimise the interruption and the effects thereof on

Coronado's performance under this
Agreement.
(c)

So long as the interruption continues or continues to threaten,

Coronado shall furnish Stanwell with
further reports covering the matters listed in Clause

12.2(b):
(i)

whenever there is any material change in the circumstances as set out in the last report;
and
(ii)

in any event no less than Monthly.
(d)

Coronado shall notify Stanwell immediately when the interruption of supply of Coal ends.
12.3

Counter-Measures by Stanwell
(a)

Stanwell shall be entitled to take reasonable action to

avoid or mitigate the effects of the
interruption or threatened interruption of supply of Coal, without prejudicing such rights as Stanwell
may have under this Agreement with respect to such interruption.

In particular but without
limitation, Stanwell shall be entitled to take the following actions if the interruption to supply
continues, or in the reasonable opinion of Stanwell after consulting with Coronado is likely to
continue, for more than:
(i)

thirty (30) days, then Stanwell may,

at its discretion in accordance with Clause 12.4(a):
(A)

subject to Clause 12.4(c) postpone the affected deliveries,

until any subsequent
Year or

Years

of the Supply Term;

or
(B)

without penalty to Stanwell cancel the relevant deliveries

and purchase other coal;
(ii)

ninety (90) days, then Stanwell may,

at its discretion in accordance with Clause 12.4(a),
enter Medium Term

Arrangements for the purchase of other coal to cover the

tonnage of
coal which is in Stanwell's reasonable view,

likely to be affected by the interruption

in which
case Stanwell, in addition to its rights under Clause 12.3(a)(i)

above, may at its discretion
cancel the shipments covered by the Medium Term

Arrangements or postpone, subject to
Clause 12.4(c),

the same to any subsequent Year

or Years

;

and
(iii)

fifteen (15) Months, and actually result in Stanwell receiving less than [***]% of the Coal it
is entitled to receive under this Agreement during those

fifteen (15) Months, then Stanwell
may, in addition to

its rights described in Clauses 12.3(a)(i) and (ii)

above, upon notice to
Coronado terminate this Agreement provided such notice

is given within seven (7) days of

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the end of that fifteen (15) Month period.

Any notice given pursuant to this clause shall
state the effective date of such termination.
(b)

In the event Coronado becomes able to recommence performance in accordance with this
Agreement during the period of any suspension under

Clause 12.3(a)(ii), Coronado shall give
Stanwell not less than ninety (90) days' notice thereof

in which event, upon termination of its
Medium Term

Arrangements, Coronado shall recommence making and

Stanwell shall
recommence taking Coal deliveries under this Agreement.
(c)

Before taking any reasonable action under Clause 12.3(a),

Stanwell shall inform Coronado of its
proposed action.

Coronado may, within

5 days, make representations to Stanwell as to the
appropriateness of the proposed action, taking into account among other things, the likelihood of
the interruption occurring and its likely duration.

In determining what reasonable action to take
under Clause 12.3(a), Stanwell shall take those representations into account.
12.4

Stanwell’s Elections
(a)

Stanwell may make the elections provided in Clause

12.3(a) by giving notice to Coronado at any
time prior to the recommencement of Coronado's performance

after interruption or suspension of
this Agreement.
(b)

If Stanwell elects to cancel deliveries in accordance with Clause

12.3 the cancelled deliveries of
Coal will not be treated as delivered for the purposes

of the SRA Value

Schedule or the RRP
Balance Schedule (as applicable) and any cancellation

will not prejudice Stanwell's entitlement to
achieve the Outstanding Value

of the SRA or the RRP Balance (as applicable) under this
Agreement.
(c)

If Stanwell elects to treat the affected deliveries

as postponed, then the same shall be postponed
until such subsequent Years

as may be nominated by Stanwell in the notice of election

given
under Clause 12.4(a) provided that unless Coronado

agrees, the postponed deliveries to be
delivered in any Year

shall not exceed [***] percent ([***]%) of:

(i)

the Annual Contract Tonnage

nominated by Stanwell in accordance with Clause

4.1(a)(i)
for that Year

;

and
(ii)

the Additional Coal Tonnes

nominated by Stanwell in accordance with Clause 5.2(a)(i)(A)
for that Year.

(d)

If Stanwell elects to enter into Medium Term

Arrangements and Coronado gives Stanwell notice of
resumption of deliveries Stanwell shall use its best endeavours to terminate the Medium Term
Arrangements (without being required to breach the same)

such that it is able to take the deliveries
when nominated by Coronado.
(e)

If the interruption to making deliveries is only partial or

if Coronado is able to recommence partial
deliveries only and such partial deliveries are in Stanwell's reasonable view likely to result in
Stanwell receiving less than [***]% of the total Coal it is

entitled to receive under this Agreement
over the succeeding 90 days, Stanwell shall have the option

of not accepting any deliveries, in
which case the provisions of this Clause 12 shall apply

as if no deliveries were possible, or of
accepting such deliveries as can be made, in which case

this Clause shall apply to the portion of
deliveries that cannot be made.
12.5

Causes Outside the Control

of Coronado
(a)

For the purposes of Clauses 12.7(b) and 12.7(c), an interruption to supply of Coal shall be
considered to be a " Cause Outside the Control of Coronado " only if the following conditions are met:
(i)

the cause of the interruption was not reasonably foreseeable and was beyond Coronado's
reasonable control;
(ii)

the interruption could not have been avoided or overcome

by a prudent coal mine operator
exercising due diligence;
(iii)

Coronado has substantially given the notices and reports

required under Clause 12.2;

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(iv)

any relevant requirements of Clause 12.5(b) are satisfied;
(v)

if the Coal is Substitute Coal, the requirements of Clause 12.6 are satisfied; and
(vi)

Coronado allocates its available coal to Stanwell on a basis which is no less favourable
than to Coronado's other customers.
(b)

The following provisions shall apply with respect to the

particular causes enumerated:
(i)

Interruptions due to breakdowns of machinery will only

be considered to be beyond
Coronado's reasonable control if Coronado has followed

proper maintenance procedures
and has in place proper "breakdown" procedures which anticipate normally foreseeable
breakdowns and minimise the consequences.
(ii)

Interruptions due to failure of supply of goods and services, including shipping and other
transportation, electric power and water,

will only be considered to be beyond Coronado's
reasonable control if Coronado has exercised due prudence

in the choice of the supplier
and has entered proper contractual arrangements.
(iii)

Interruptions due to shortage of reserves, geology,

mining conditions, reduction in export
demand or increases in costs, however unexpected, will not

be considered to be beyond
Coronado's reasonable control.
(c)

Where Coronado is entitled to recover damages from a

third party supplier of goods or services, it
shall use its best endeavours to do so (to the extent that a prudent operator and investor would do
so) and the cause concerned (to the extent it otherwise

qualifies under this Clause 12.5) will only
be considered to be a Cause Outside the Control of Coronado

to the extent such damages
recovered by Coronado are insufficient to pay to

Stanwell the amounts payable under Clause
12.7(c).
(d)

Without limitation the following are examples of events

that could lead to interruption to the supply
of Coal beyond Coronado's control if the requirements of Clauses

12.5(a) and 12.5(b) are met:
(i)

natural calamities, acts of public enemies, acts of terrorists,

insurrections, fires, wars,
explosions, floods;
(ii)

serious breakdowns of railroad or port facilities;
(iii)

breakdowns of mining plant and equipment and other

machinery;
(iv)

embargoes, orders or acts of a competent court or governmental or other statutory
authority;
(v)

strike, lockouts, illegal stoppages, or labour or union organised reduction of production;
and
(vi)

failure of supply of goods and services, including Coronado's

Carrier failing to make
sufficient rollingstock available at the Loading Plant

at a mine to transport Substitute Coal.
12.6

Causes Outside the Control

of Coronado in case of

Substitute Coal

Where the interruption to supply affects Coal which is Substitute Coal, the interruption to supply
shall not be considered to result from a Cause Outside the Control of Coronado unless the
requirements of Clause 12.5(a) are satisfied (a " Qualifying Cause ") and either:
(a)

coal supplies in the area in Queensland north of latitude

24 degrees south are generally
interrupted by the same cause; or
(b)

the Substitute Coal has been or is to be delivered to the

Curragh Mine for delivery to Stanwell
through the Curragh Mine Loading Plant and either:
(i)

the Qualifying Cause prevents the Substitute Coal from being delivered to the Curragh
Mine Loading Plant; or
(ii)

the Qualifying Cause occurs after such delivery.

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12.7

Consequences of Interruption
(a)

Both Coronado and Stanwell shall endeavour to mitigate

costs and damages flowing from any
interruption to the supply of Coal.
(b)

If the cause of the interruption to supply is a Cause Outside the Control of Coronado, then
Coronado shall be relieved of its obligation to make such

deliveries at such time to the extent the
making is prevented by such cause, without derogating

from Coronado's other obligations
hereunder.
(c)

Subject to Clause 22.6, if the cause of the interruption to

supply is not a Cause Outside the Control
of Coronado, then in addition to such other rights as

Stanwell may have under this Agreement,
Stanwell shall be entitled to indemnification from Coronado for all of Stanwell's costs and damages
resulting from the interruption, including additional costs

in obtaining make up coal and the Derived
Amount and the RRP Monthly Payment that would have

been attributable to such coal had it been
delivered by Coronado.

Stanwell will use reasonable endeavours to mitigate all such costs and
damages.
(d)

If Clause 12.7(c) applies, and Stanwell obtains make up coal and Coronado indemnifies Stanwell
in accordance with Clause 12.7(c) for all of Stanwell's

costs and damages resulting from the
interruption, the Tonnes

Equivalent of such make up coal will be treated as having

been delivered
for the purposes of the Monthly Tonnage

(SRA Value

Schedule) and for the purposes of
determining the RRP Balance in accordance with the

RRP Balance Schedule.
13.

Interruption

to Taking

of Deliveries
13.1

Stable Demand as Fundamental Condition
(a)

Stanwell expressly acknowledges that, without derogating from the provisions of this Agreement
providing for termination and suspension, it is a fundamental expectation of Coronado that this
Agreement will provide Coronado with a stable demand for

Annual Contract Tonnage

and that it
was on the basis of Stanwell's representations of its ability to provide such stable demand as
specified herein that Coronado agreed to enter this Agreement with Stanwell.

(b)

Irrespective of the allocation of risk for failure to take Coal under this Agreement, Stanwell shall
endeavour to avoid and minimise any interruptions to the taking of deliveries of Coal.
(c)

Clauses 13.2 to 13.6 inclusive, shall apply in the event Stanwell does not take delivery in full of any
Coal for which Stanwell has validly nominated in accordance

with this Agreement hereunder on
the due date, or such non-taking of delivery is threatened

as provided hereunder,

irrespective of
the cause, except where the cause is the breach by Coronado

of its obligations under this
Agreement.
13.2

Stanwell to Give Notices

and Reports

(a)

Stanwell shall give notice ("
Interruption Notice ") to Coronado promptly upon the occurrence of any event which interrupts or is reasonably likely to interrupt the taking of Coal by Stanwell in
accordance with this Agreement.
(b)

As soon as practicable thereafter,

Stanwell shall give a report to Coronado covering

the following
matters to the best of Stanwell's knowledge at the time of

giving the report:
(i)

the nature of the interruption or threatened interruption;
(ii)

the circumstances and cause of same;
(iii)

whether Stanwell considers the event to be outside the control of Stanwell;
(iv)

the likely duration of the interruption;
(v)

Stanwell's revised plan for taking of deliveries of Coal at the time of giving the report; and

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(vi)

details of the efforts that have been made and are

planned by Stanwell to avoid or
minimise the interruption and the effects thereof on

Stanwell's performance under this
Agreement.
(c)

So long as the interruption continues or continues to threaten,

Stanwell shall furnish Coronado with
further reports covering the matters listed in Clause

13.2(b):
(i)

whenever there is any material change in the circumstances as set out in the last report;
and
(ii)

in any event no less than Monthly.
(d)

Stanwell shall notify Coronado immediately when the interruption ends.
13.3

Counter-Measures by Coronado
(a)

Coronado shall be entitled to take reasonable action to

avoid or mitigate the effects of the
interruption or threatened interruption on Coronado, without prejudicing such rights as Coronado
may have under this Agreement with respect to such interruption.

In particular but without
limitation, Coronado shall be entitled to take the following actions if the interruption continues, or in
the reasonable opinion of Coronado after consulting with Stanwell is likely to continue, for more
than:
(i)

thirty (30) days, then Coronado may,

at its discretion in accordance with Clause 13.4(a):
(A)

subject to Clause 13.4(c) postpone the affected deliveries,

until any subsequent
Year or

Years

of the Supply Term;

or
(B)

without penalty to Coronado, cancel the same and sell the

affected deliveries
elsewhere;
(ii)

ninety (90) days, Coronado may,

at its discretion in accordance with Clause 13.4(a),

enter
Medium Term

Arrangements for the sale of the affected deliveries

which in Coronado's
reasonable view are likely to be affected by the

interruption to third parties, in which case
Coronado (in addition to its rights under Clause 13.3(a)(i)

above), may, at its

discretion
cancel the shipments covered by the Medium Term

Arrangements or postpone, subject to
Clause 13.4(c),

the same to any subsequent Year

or Years;
(iii)

fifteen (15) Months and actually result in Stanwell taking less than [***]% of the Coal it is
entitled to receive under this Agreement during those fifteen

(15) Months, then Coronado
may (in addition to its rights under Clauses 13.3(b) and 13.3(c)),

upon notice to Stanwell
terminate this Agreement provided such notice is given within seven (7) days of the end of
that fifteen (15) Month period.

Any notice given pursuant to this clause shall state the
effective date of such termination.
(b)

In the event Stanwell becomes able to recommence performance in accordance with this
Agreement during the period of any suspension under

Clause 13.3(a)(ii), Stanwell shall give
Coronado not less than ninety (90) days' notice thereof

in which event, upon termination of its
Medium Term

Arrangements, Coronado shall recommence making and

Stanwell shall
recommence taking Coal deliveries under this Agreement.
(c)

Before taking any reasonable action under Clause 13.3(a),

Coronado shall inform Stanwell of its
proposed action.

Stanwell may,

within 5 days, make representations to Coronado

as to the
appropriateness of the proposed action, taking into account among other things, the likelihood of
the interruption occurring and its likely duration.

In determining what reasonable action to take
under Clause 13.3(a), Coronado shall take those representations into account.
13.4

Coronado's Elections
(a)

Coronado may make the elections provided in Clause

13.3(a) by giving notice to Stanwell at any
time prior to the recommencement of Stanwell's performance

after suspension of this Agreement.
(b)

If Coronado elects to cancel deliveries in accordance with

Clause 13.3 the cancelled deliveries of
Coal will not be treated as delivered for the purposes

of the SRA Value

Schedule or the RRP

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Balance Schedule (as applicable) and any cancellation

will not prejudice Stanwell's entitlement to
achieve the Outstanding Value

of the SRA or the RRP Balance (as applicable) under this
Agreement.
(c)

If Coronado elects to treat the affected deliveries

as postponed, then the same shall be postponed
until such subsequent Years

as may be nominated by Coronado in the notice of election

given
under Clause 13.4(a); provided that unless Stanwell agrees,

the postponed deliveries to be
delivered in any Year

shall not exceed [***] percent ([***]%) of:

(i)

the Annual Contract Tonnage

nominated by Stanwell in accordance with Clause

4.1(a)(i)
for that Year

;

and
(ii)

the Additional Coal Tonnes

nominated by Stanwell in accordance with Clause 5.2(a)(i)(A)
for that Year.

(d)

If Coronado elects to enter into Medium Term

Arrangements and Stanwell gives Coronado notice
of resumption of taking of deliveries Coronado shall use

its best endeavours to terminate the
Medium Term

Arrangements (without being required to breach the same)

such that it is able to
make the deliveries when nominated by Stanwell.
(e)

If the interruption to taking of deliveries is only partial,

or if Stanwell is able to recommence taking
partial deliveries only and such partial taking is likely in

Coronado's reasonable view to result in
Stanwell taking less than [***]% of the total Coal it is required to take under this Agreement over
the succeeding 90 days, Coronado shall have the option of

not tendering any deliveries, in which
case the provisions of this Clause 13 shall apply as if it

were not possible for Stanwell to take any
deliveries, or of tendering such deliveries as can be taken,

in which case this Clause 13 shall apply
to the portion of deliveries that cannot be taken.
13.5

Causes Outside the Control

of Stanwell
(a)

For the purposes of Clauses 13.6(b) and 13.6(c), an interruption to the taking of deliveries shall be
considered to be a " Cause Outside the Control of Stanwell " if Stanwell is prevented from taking, transporting, or using the Coal in the manner contemplated by this Agreement, but only if the
following conditions are met:
(i)

the cause of the interruption was not reasonably foreseeable and was beyond Stanwell's
reasonable control;
(ii)

the interruption could not have been avoided or overcome

by a prudent power station
operator exercising due diligence;
(iii)

Stanwell has substantially given the notices and reports required under Clause 13.2;
(iv)

any relevant requirements of Clause 13.5(b) are satisfied;

and
(v)

Stanwell takes such Coal as it is able to take on a basis

which is no less favourable to
Coronado than to Stanwell's other suppliers.
(b)

The following provisions shall apply with respect to the

particular causes enumerated:
(i)

Interruptions due to breakdowns of machinery will only

be considered to be beyond
Stanwell's reasonable control if Stanwell has followed

proper maintenance procedures and
has in place proper "breakdown" procedures which anticipate

normally foreseeable
breakdowns and minimise the consequences.
(ii)

Interruptions due to failure of supply of goods and services, including shipping and other
transportation (and in the case of Stanwell, Stanwell's Carrier),

electric power and water,
will only be considered to be beyond Stanwell's reasonable

control if Stanwell has
exercised due prudence in the choice of the supplier and

has entered proper contractual
arrangements.
(iii)

Interruptions due to increases in costs, environmental restrictions,

or any reduction in
demand for electricity,

however unexpected, will not be considered to be beyond

Stanwell's
reasonable control.

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(iv)

Interruptions due to embargoes, orders or acts of a Government

Body of the State of
Queensland, however unexpected, will not be considered to

be beyond Stanwell's
reasonable control where those embargoes, orders or

acts:
(A)

are intended to apply,

or have the effect of applying, only to Stanwell

and/or the
Stanwell Power Station; or
(B)

are intended to have a greater proportional application to the Stanwell

Power
Station than other coal fired power stations in the State of Queensland, provided that this Clause 13.5(b)(iv) shall not apply to Stanwell if the shares in
Stanwell cease to be owned by a Government Body, unless the commission of the relevant embargo, order or act is a condition, express or implied,

of the transaction
by which the new owner became owner of those shares.
(c)

Where Stanwell is entitled to recover damages from a third party supplier of goods or services, it
shall use its best endeavours to do so (to the extent that a prudent power station operator would
do so) and the cause concerned (to the extent it otherwise

qualifies under this Clause 13.5) will
only be considered to be a Cause Outside the Control

of Stanwell to the extent such damages
recovered by Stanwell are insufficient to pay to Coronado

the amounts payable under Clause
13.6(c).
(d)

Without limitation, the following are examples of events

that could lead to interruption beyond
Stanwell's control if the requirements of Clauses 13.5(a)

and 13.5(b) are met:
(i)

natural calamities, acts of public enemies, acts of terrorists,

insurrections, fires, wars,
explosions, floods;
(ii)

serious breakdowns of railroad or port facilities;
(iii)

breakdowns of the boilers and other machinery;
(iv)

embargoes, orders or acts of a competent court or governmental or other statutory
authority;
(v)

strike, lockout, illegal stoppages, or labour or union organised reduction of production; and
(vi)

failure of supply of goods and services including Stanwell's

Carrier failing to make sufficient
rollingstock available at the train loading facilities at the

Curragh Mine to allow Stanwell to
carry out its obligations hereunder.
13.6

Consequences of Interruption
(a)

Both Coronado and Stanwell shall endeavour to mitigate

costs and damages flowing from any
interruption to the taking of deliveries of Coal.
(b)

If the cause of the interruption to the taking of deliveries of Coal is a Cause Outside the Control of
Stanwell, then Stanwell shall be relieved of its obligation

to take such deliveries at such time (and
to make payments in consequence of not taking the same)

to the extent the taking is prevented by
such cause, without derogating from Stanwell's other

obligations hereunder.
(c)

Subject to Clause 22.6, if the cause of the interruption to

the taking of deliveries is not a Cause
Outside the Control of Stanwell and Stanwell has not

made an Advance Payment with respect to
such deliveries as provided in Clause 16, then in addition to such other rights as Coronado may
have under this Agreement, Coronado shall be entitled

to recover from Stanwell indemnification for
all of Coronado's costs and damages resulting from the

interruption, including costs in stockpiling
of coal and any reduced price (in comparison to the Netback

Price and the Fixed Price for the
Fixed Price Additional Coal Tonnes

and the Floating Price for the Floating Price Additional

Coal
Tonnes

(as applicable)) it may receive from selling coal to

other customers. Coronado will use
reasonable endeavours to mitigate all such costs and

damages.
14.

Sales by Coronado to

other Purchasers
Subject only to complying with its obligations to Stanwell under this Agreement, Coronado may,

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at its sole discretion, sell coal produced from the Tenements to any other purchaser of that coal.
15.

Marketable Reserves

15.1

Annual Report on Marketable

Reserves
Coronado shall prepare and provide to Stanwell by 30

September of each Year

during the Supply Term
(or if earlier, within 10 Business

Days of it being filed with a recognised stock exchange),

the most
current Marketable Reserves Statement.
16.

Request by Stanwell for

Postponement of Deliveries –

Annual Contract
Tonnage
Stanwell may request of Coronado that it does not take deliveries of Coal comprising the Annual
Contract Tonnage that it would otherwise be required to take by electing to make an Advance
Payment to Coronado equal to 100% of the Contract Price per Tonne Equivalent of the affected delivery, provided that:
(a)

Stanwell gives reasonable prior notice to Coronado of its intent to make this election;
(b)

Coronado at its sole discretion and without legal obligation,

decides to accommodate the election
with or without conditions and gives Stanwell notice to

that effect, including setting out any
conditions and costs Stanwell will be required to bear;
(c)

Stanwell first agrees to comply with any conditions and be

liable for any costs as outlined in
Coronado's notice, and if the Coal is stockpiled it is done so at Stanwell's risk; and
(d)

in the event Stanwell does so elect, Stanwell shall be entitled to request make up deliveries of the
affected deliveries in any subsequent Year

(provided that unless Coronado agrees such make up
deliveries shall not exceed 10% of the Annual Contract

Tonnag

e

for any Year).
An " Advance Payment
" is a payment described in this Clause 16.

For the purposes only of the
SRA Value Schedule and without limiting Coronado's delivery obligations, if Stanwell makes an
Advance Payment in respect of any Coal, that Coal will be deemed to have been delivered at
the time of payment by Stanwell.
17.

Dispute Resolution
(a)

If at any time any question, dispute or difference

arises between Stanwell and Coronado in relation
to, or arising out of, this Agreement, then the Authorised

Representative from each of Stanwell and
Coronado shall meet with the view to resolving that

question, dispute or difference.
(b)

If the dispute is not resolved within fourteen (14) days of the meeting referred to in Clause 17(a),
then the Chief Executive Officer (or person of

equivalent rank) of Stanwell shall meet with the
Chief Executive Officer (or person of equivalent

rank) of Coronado with a view to resolving the
dispute.
(c)

If the dispute is not resolved within fourteen (14) days of the meeting referred to in Clause 17(b)
then the dispute shall be referred to mediation, to be conducted in accordance with Clause 17(g).
(d)

If the dispute is not resolved within thirty (30) days of the commencement of the mediation referred
to in Clause 17(c) then either Party may commence proceedings in a court of competent
jurisdiction in Queensland.
(e)

Notwithstanding the existence of a dispute the Parties

shall continue to perform the Agreement.
(f)

Nothing herein shall prejudice the right of a Party to seek

urgent injunctive or declaratory relief in
respect of the dispute or any other matter arising under

this Agreement.
(g)

The following paragraphs apply to any mediation between the

Parties pursuant to Clause 17(c):

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(i)

If the Parties do not agree within seven (7) days from the date upon which Clause 17(c)
applies as to the identity of the mediator,

or the mediator agreed by the Parties determines
that he or she is unable or unwilling to act, a mediator

shall be appointed by the Resolution
Institute in accordance with its mediation rules.

Within seven (7) days of such agreement
or nomination the Parties must jointly appoint the agreed or nominated mediator and if
either refuses to make the appointment the other is hereby

irrevocably authorised to
appoint the mediator on behalf of both Parties.
(ii)

Within seven (7) days after his or her appointment the mediator shall meet with the Parties
to agree upon the procedure to be adopted in resolving the

dispute or difference and failing
agreement between them within ten (10) days from such appointment the procedure shall
be as determined by the mediator having regard to the

other provisions hereof.
(iii)

The mediator:
(A)

may inform himself or herself in relation to any matter

in dispute in such manner as
he or she thinks fit;
(B)

shall be entitled to engage or consult with any adviser,

legal or technical, as he or
she may see fit; and
(C)

shall otherwise have the power to facilitate the resolution

of the dispute in such a
manner and subject to such rules as the mediator in his or her absolute discretion
determines as suitable for the nature of the dispute.
(iv)

The mediator shall seek to resolve the dispute by acting

as a mediator or conciliator
between the Parties and for that purpose may require the Parties to confer with him or her
at any time in relation to the whole or any part of or in

respect of any aspect of the dispute.
(v)

Unless agreed by the Parties neither Party shall be represented by a legal practitioner.
(vi)

The Parties shall pay the costs of the mediator and any

consultants engaged by the
mediator equally.
(vii)

Neither anything said orally or in writing, nor any documents or information provided by
either Party to the other or to the mediator and produced for the purposes of the mediation
in the course of or in connection with the mediation shall be admissible in any legal
proceedings between the Parties; and shall be regarded as

privileged, provided that this
shall not apply to documents already in existence and

otherwise admissible; and unless
agreed by the Parties the person acting as mediator may

not be called as a witness by
either Party in any proceedings.
(h)

Notwithstanding the foregoing provisions of this Clause

17, in the event that the question, dispute
or difference relates to Clauses 7, 8 (except for the

umpire analysis provided therein), 11.6

,

11.9(c)
and Part 6 of Schedule 1A (" Reference Clause(s) "), then:
(i)

Either Party may give notice to the other requesting a meeting to resolve the same and if
the matter is not resolved within 14 days of such notice

either Party may give notice
specifying the nature of the question dispute or difference

and calling for the point at issue
to be referred to an " Expert ".
(ii)

In such event the Parties shall seek to agree upon an Expert to determine the matter.
(iii)

Failing such agreement within one Month of the notice referred to in Clause 17(h)(i), and
unless the Reference Clause states to the contrary,

the Chair of the Resolution Institute
shall be requested to nominate the Expert.
(iv)

The Parties must give the Expert all of the information and

assistance which the Expert
may reasonably require.
(v)

The Expert must:
(A)

promptly fix a reasonable time and place for receiving

submissions or information
from the Parties or from any persons as he may think fit;

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(B)

accept oral or written submissions from the Parties in relation to the dispute;
(C)

not be bound by the rules of evidence;

(D)

prior to making a binding decision, publish a draft decision giving reasons within 28
days of his appointment and thereafter the Parties may

within 35 days of his
appointment make written submissions to the Expert and the

Expert may amend
his draft decision prior to making his final decision; and
(E)

state his final decision giving reasons in writing within 40 days of his appointment.
(vi)

The Expert will be required to undertake to keep confidential all matters coming to his
knowledge by reason of his appointment and performance

of his duties.
(vii)

The Expert will have the following powers:
(A)

to inform himself independently as to all matters relevant to the dispute;
(B)

to receive oral or written submissions from the Parties; and
(C)

to consult with any other professionally qualified persons

as he in his absolute
discretion thinks fit in relation to resolving the dispute.
(viii)

The Expert shall not be deemed to be an arbitrator but an expert and the law relating to
arbitration, including the Commercial Arbitration Act 2013 (Qld), shall not apply to the
Expert or the determination or the procedures by which the Expert may reach a
determination.
(ix)

The determination of the Expert shall be final and binding

on each Party.
(x)

Except as otherwise provided in the Reference Clause,

the costs of the Expert and any
consultants or advisors engaged by the Expert shall

be borne equally by the Parties.

The
Parties shall each bear their own legal and other costs.
(xi)

All proceedings and submissions and responses shall be kept

confidential between the
Parties, their respective legal and other advisors who are

under a duty of confidentiality,
and the Expert.

Such information may only be divulged to any other

third party with the
prior consent of the Parties or as may be required by law,

in order to enforce the
determination of the Expert or as may be required in connection with any litigation.
(i)

A Party shall consider in good faith any request by the

other Party to have any question, dispute or
difference referred to an Expert under Clause 17(h),

but without any obligation to do so.
18.

Assignment and Change of

Control

18.1

Assignment by Coronado
Coronado may not assign all or any part of its rights or obligations under this Agreement unless:
(a)

Stanwell has given its prior consent; and
(b)

its rights, in the same percentage, to the Tenements

and to each Project Document are assigned
to the same assignee at the same time, except in relation

to a deemed assignment under Clause
18.4.
18.2

Assignment of rights to

the Tenements
(a)

Coronado may not assign its rights to the Tenements,

except together with an assignment, in the
same percentage, of its rights and obligations under this

Agreement.
(b)

Notwithstanding Clause 18.2(a), Coronado may encumber

its rights to the Tenements

so long as
the encumbrancee undertakes in a form reasonably satisfactory to Stanwell only to dispose of
such rights together with an assignment of rights and obligations under this Agreement in
accordance with Clause 18.1.

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18.3

Assignment by Stanwell
Stanwell may not assign all or any part of its rights or obligations under this Agreement unless:
(a)

Coronado has given its prior consent; and
(b)

each Project Document is assigned to the same assignee at

the same time.
18.4

Change of Control
A Change of Control of Coronado will be deemed to be an assignment of this Agreement for the
purpose of this Clause 18 and the person that acquires Control will be deemed to be the
"proposed assignee", provided that this Clause 18.4 will not apply if the Change of Control of
Coronado occurs as a result of the purchase of shares or other securities in Coronado Holdings
which are of a class that are listed on the Australian Securities

Exchange or another recognised
stock exchange.
18.5

Requests for consent
(a)

The Party requesting any consent under this Clause 18 ("
Party Concerned ") may request consent
for a proposed assignee as soon as it believes a person is likely to be an assignee ("
Request
").

(b)

The Party whose consent is required under this Clause

18 ("
Consenting Party ") must, within 30
days (or 45 days if Clause 18.5(d) applies) of receiving

a Request, by notice to the Party
Concerned, either:
(i)

subject only to Clause 18.6(b),

18.6(e) and 18.6(g), give unqualified consent; or
(ii)

refuse consent, in which case it must set out the reasons

for such refusal.
(c)

If the Consenting Party fails for any reason to give the

notice within such period, unqualified
consent will be deemed to have been given.
(d)

If neither the proposed assignee nor any of its Holding

Companies:
(i)

has a substantial investment in Australia, or
(ii)

is listed on a stock exchange either in Australia or overseas, then the 30 day period referred to in Clause 18.6(b) will be extended to 45 days.
(e)

To

maximise the time the Consenting Party has to consider

the suitability of a proposed assignee,
the Party Concerned may notify the Consenting Party of a shortlist of proposed assignees as soon
as the Party Concerned is satisfied that a list, acceptable

to it, is available.

However, a notice
requesting a consent for the purpose of this Clause 18.5

for a particular assignee will not be
deemed to have been given until the Party Concerned by

notice informs the Consenting Party that
in its opinion a person

named in the shortlist is likely to be an assignee.
18.6

Financial Ability
(a)

In this Clause 18.6 "
Financial Ability"

means:
(i)

in relation to a Party its financial ability to perform its obligations as a party to this
Agreement; and
(ii)

where Clause 18.4 applies, a Party's financial ability to

perform its obligations as a party to
this Agreement taking into account its Financial Ability

and whether that is materially
adversely affected by a change of ownership to

the proposed assignee.
(b)

Where a Party's consent is required under this Clause

18, such consent must be given unless:
(i)

the Consenting Party,

acting reasonably,

determines that the proposed assignee does not
have the Financial Ability; or
(ii)

where Clause 18.4 applies, Stanwell, acting reasonably,

determines that the party would
not continue to have the Financial Ability.
(c)

If, acting reasonably,

the Consenting Party determines that the proposed

assignee does not have
the Financial Ability,

and so informs, with reasons, the Party Concerned

as contemplated in Clause

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18.5(b)(ii), the Party Concerned may then request the Consenting

Party to consider whether by
taking into account the ownership of the proposed assignee

and the financial substance of its
Holding Company ( "Matters" ) the proposed assignee thereby has the Financial Ability.
(d)

The Consenting Party must consider the request made

under Clause 18.6(c) within 5 days of
receiving it.

If, acting reasonably it determines that by taking into account either or both Matters,
the proposed assignee thereby has the Financial Ability,

the Consenting Party must inform the
Party Concerned to that effect and give its consent

to the proposed assignment.

In doing so, the
Consenting Party may give qualified consent requiring

reasonable contractual protections, such as
a Holding Company guarantee.
(e)

When making a request under Clause 18.5 in respect

of a particular proposed assignee, the Party
Concerned may request that if the Consenting Party,

acting reasonably,

should determine that the
proposed assignee does not have the Financial Ability,

then the Consenting Party also have
regard to the Matters for that proposed assignee.

(f)

In that event the Consenting Party,

acting reasonably,

may give qualified consent requiring
reasonable contractual protections, such as a Holding

Company guarantee.

Any such consent is
to be given within the 30 or 45 day period as contemplated

under Clause 18.5.

In doing so the
Consenting Party must also give reasons for initially determining that the proposed assignee does
not have the Financial Ability.
(g)

Notwithstanding any other provision of Clause 18 a consent

for a particular potential assignee will
be deemed to include a consent for any Related Body

Corporate of it that becomes the actual
assignee so long as the Related Body Corporate is determined by the Consenting Party in
accordance with this Clause 18.6 to:
(i)

meet the criteria set out in this Clause; or if not

(ii)

meet the criteria set out in this Clause by the Consenting Party,

acting reasonably,

taking
into account the Matters, if the Party Concerned has requested that the Matters be
considered,
and if Clause 18.6(g)(ii) applies, the Consenting Party may give qualified consent
requiring reasonable contractual protections, such as a Holding

Company guarantee.
18.7

Deemed notice
The Parties agree that any notice referred to in this Clause 18 will be deemed to have been
given and received if:
(a)

similar notice has been given pursuant to the equivalent provision to this Clause 18 in another
Project Document; and
(b)

that notice refers to this Agreement.
19.

Representations, Warranties and Undertakings
19.1

By Coronado
(a)

Coronado represents, warrants and undertakes to Stanwell that as at the date of this Agreement:
(i)

Coronado is the sole legal and beneficial owner of, and is entitled to all coal produced
from, the Tenements;

and
(ii)

Coronado has corporate power,

has obtained all necessary approvals, licenses and
authorities, and has taken all necessary steps to enable

it to enter this Agreement and
perform its obligations hereunder.
(b)

Coronado warrants that, as at the Effective Date

:
(i)

the forecasts, projections, models, budgets and other

forward-looking financial information
( Forecasts ) provided to Stanwell:

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(A)

have been prepared in good faith based on industry-standard

assumptions that
Coronado believes to be reasonable;
(B)

are based on the best and most up-to-date information

available to Coronado;
(C)

reflect Coronado's reasonable estimate of its future financial performance,
including expected revenues, expenses, capital expenditures,

and cash flows
(acknowledging that the Forecasts do not account for

events outside of Coronado’s
knowledge and control occurring after their preparation

(including but not limited to
significant weather events and machinery breakdown)); and
(D)

accurately present, in all material respects, Coronado's expectations as to its future
financial condition and operations for the periods stated

in the Forecasts;

(ii)

it is not aware of any fact, matter, circumstance,

event, or condition that has not been
disclosed to Stanwell and that would, individually or in

combination, reasonably be
expected to cause the Forecasts to be misleading or inaccurate in any material respect;
and
(iii)

entering into the NCSA Amendment Deed and performing

the obligations contemplated by
the NCSA Amendment Deed does not cause Coronado

or any of its Related Bodies
Corporate to breach any obligations or result in any default under any agreement, including
under the Senior Finance Documents or any other financing

agreements existing as at the
Effective Date.
(c)

On the 20
th

day of each Month commencing in the Month after the

Effective Date and ending on
the Final Delivery Date, Coronado will provide to Stanwell

in writing rolling 12 month cashflow
forecasts and details of any updates to the life of mine

plan for the Curragh Mine.
(d)

For each Year

during the period commencing on the Effective Date

and ending on the Final
Delivery Date, Coronado will provide to Stanwell the Coronado

Group approved annual budget
promptly after such budget has been approved.
(e)

Coronado must ensure that any document that refinances

or replaces the Facility Agreement (as
that term is defined in the NCSA Amendment Deed) expressly

permits the transactions under this
Agreement.
19.2

By Stanwell
Stanwell represents, warrants and undertakes to Coronado that as at the date of this Agreement
it has the corporate power, has obtained all necessary approvals, licenses and authorities and has taken all necessary steps to enable it to enter this Agreement and perform its obligations
hereunder.
20.

Confidentiality
(a)

Subject to Clause 20(b), the provisions of this Agreement

and all information acquired by a Party
from the other Party in respect of the operation of this

Agreement and each Project Document
shall be confidential and shall not unless otherwise agreed

by all the Parties be disclosed to any
third party except to:
(i)

a Related Body Corporate;
(ii)

the State, as required by any relevant laws or regulations

and the Shareholding Ministers
in the case of Stanwell;
(iii)

a contractor employed by a Party where disclosure of such

data or information is
necessary to such contractor's work provided that such

contractor executes an agreement
of confidential treatment thereof for the benefit of the

other Party;
(iv)

a bona fide prospective purchaser of part or all of a Party's interest in this Agreement or
any of the Tenements

or of the Curragh Mine or the Power Stations (including a person with whom a Party is conducting bona fide negotiations directed towards a merger,

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listing or consolidation) provided that it first executes an agreement of confidential
treatment thereof for the benefit of the other Party;
(v)

a bank or other lending agency to the extent necessary

for a Party arranging for funding of
its obligations hereunder; or
(vi)

its professional advisers.
(b)

Clause 20(a) shall not apply to information that:
(i)

becomes generally available to the public other than as

a result of a disclosure by the Party
seeking to rely on this Clause 20(b) (" Relevant Party'' ) in violation of this Agreement;
(ii)

was available to the Relevant Party on a non-confidential

basis prior to its disclosure to that
Party by the other Party or its representatives, or
(iii)

becomes available to the Relevant Party on a non-confidential basis from a source other
than the other Party or its representatives when such

source is entitled, to the best of the
Relevant Party's knowledge, to make such disclosure.
(c)

In this Clause 20 information required by Clause 20(a)

and 20(b) to be confidential shall be
referred to as " Confidential Information ".
(d)

Nothing herein contained shall be construed to preclude a

Party from making any public
announcement or other disclosure reasonably necessary

to comply with any statutory or regulatory
obligation including, but without limiting the generality of the foregoing, any disclosure obligation
applicable under the Corporations Act or the requirements

of any stock exchange on which the
shares of such Party or a Related Body Corporate are

or are proposed to be listed.
(e)

A Party requiring or wishing to make public any material referred to in Clause 20(d) that includes
Confidential Information shall notify the other Party of the proposed announcement as far in
advance as is reasonably possible.
(f)

The obligations under this Clause shall continue to bind

a Party for a period of 3 Years

after the
termination of the last of this Agreement and each Project

Document.
21.

Notices and Communications
21.1

Notice
In this Clause 21, " Notice " means a notice, demand, consent, approval or communication given by a party pursuant to or in connection with this Agreement.
21.2

Service
A Notice must be:
(a)

in writing, in English;
(b)

signed:
(i)

in the case of Stanwell, by its Authorised Representative,

a director or a company
secretary; and
(ii)

in the case of Coronado, by its Authorised Representative, a director or a company
secretary; and
either:
(iii)

hand delivered or sent by prepaid post; or
(iv)

sent by email,
in each case, to the recipient's address for notices specified in the details at the start of this
Agreement, as varied by any Notice given by the recipient to the sender.

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21.3

Notice by email
A Notice by email is taken to be in writing and signed by the named sender.
21.4

Effective on receipt
A Notice given in accordance with this Clause 21 takes effect when taken to be received (or at a
later time specified in it), and is taken to be received:
(a)

if hand delivered, on delivery;
(b)

if sent by prepaid post within Australia, on the fifth Business

Day after the date of posting; and
(c)

if sent by email, on dispatch of the email unless the sender's server indicates a malfunction or
error in transmission or the recipient immediately notifies

the sender of an incomplete
transmission,
but if the delivery or receipt is not on a Business Day or is after 5.00pm on a Business Day, the
Notice is taken to be received at 9.00am on the next Business

Day.
21.5

Service of Process
The Parties agree any process in any proceedings in Australia issued by any Party, including
any originating process, may be served on any other Party by sending a photocopy of the signed
and sealed copy of the initiating process document by certified or registered mail, with postage
prepaid, to such other Party at that Party's address pursuant to this Clause 21.
22.

Miscellaneous
22.1

Waivers and Remedies
(a)

Except where inconsistent with the context hereof the failure of any Party to insist in any instance
upon strict performance of any of the provisions of this

Agreement or to take advantage of any of
its rights hereunder shall not be construed as a waiver of any such provisions or the
relinquishment of any such rights, but the same shall

continue and remain in full force and effect.
(b)

In particular and without limiting the generality of the foregoing,

the acceptance by Stanwell of Coal
which does not comply with the Standard Coal Quality

or the Limiting Specifications in Clause
7.2(a) shall not be deemed to be a waiver by Stanwell

of any of its rights under this Agreement in
relation to such Coal or of its right to refuse to accept future deliveries which do not meet such
requirements.
(c)

Any amendment to this Agreement shall be in writing and

signed by the Parties.
22.2

Entire Agreement
This Agreement shall constitute the entire agreement between the Parties in relation to its
subject matter and no other representations, warranties, covenants,

terms or conditions, whether
express or implied and whether oral or in writing, in relation to the subject matter of this
Agreement shall be of any force or effect unless contained in this Agreement.

This Agreement
supersedes all prior negotiations, contracts, arrangements, understandings and agreements
including the Binding Terms Sheet (as defined in the Deed) with respect to its subject matter, including any discussions between Coronado and Stanwell and any

Related Body Corporate or
representative of any of them

22.3

Interpretation and Governing Law
The law of the State of Queensland, Australia, shall apply

to and be the proper law of this
Agreement.

Any action or proceedings taken or which may be taken under

or in connection with
this Agreement shall be taken, instituted or determined, as

the case requires, in the Courts of
Queensland.

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22.4

Amendment
Any amendment to this Agreement shall be in writing and signed by the Parties.

22.5

Mutual Collaboration
Stanwell and Coronado recognise that circumstances may arise which could not have been
reasonably foreseen at the time this Agreement is entered into.

The Parties agree that they will
use their best endeavours to resolve any problems due to any such unforeseeable
circumstances including continuation of any interruption to supply and to taking of deliveries in
the spirit of mutual understanding and collaboration.

Failure to resolve any problems as
contemplated in this Clause 22.5 will not be a matter to which Clause

17 applies.
22.6

Limitations to Losses and

Damages
(a)

If any act or omission of Coronado or Stanwell, under the

provisions of this Agreement:
(i)

gives rise to any liability on the part of that Party for damages the amount of which is not
liquidated by any provision of this Agreement (including damages for negligence, where
that negligence constitutes, or contributes to, a breach

of contract by it); or

(ii)

gives rise to any liability on the part of that Party under

any indemnity given by it under this
Agreement,
then such liability shall be limited to the direct, proximate and foreseeable loss attributable
to such act or omission, after taking into account any obligation of the Party claiming in
respect of the liability to mitigate its loss and any contributory conduct, and neither the
Party claiming in respect of the liability nor any other person claiming through or under
that Party shall be entitled to damages or indemnification for any Excluded

Loss
attributable to such act or omission.
For the avoidance of doubt, the damages referred to in Clauses 12.7(d)

and 13.6 are,
once determined, "liquidated" for purposes of this Clause 22.6(a)(i).
(b)

In Clause 22.6(a) "
Excluded Loss " means:
(i)

in the case of loss or damage or liability to a non-Party

resulting from a breach of contract -
indirect, remote or unforeseeable loss, including economic

loss, loss of use, loss of
contracts, loss of revenue, loss of profit, loss or denial of opportunity,

loss of access to
markets, loss of goodwill, loss of business reputation, loss of production, increased
overhead costs, or wasted overheads or any other similar

loss occasioned by that breach,
whether or not in the reasonable contemplation of the

Parties at the time of execution of
this Agreement as being a probable result of the relevant breach;
(ii)

in the case of loss or damage arising from any tort (including negligence) - indirect, remote
or unforeseeable loss and, in the case of pure economic loss, loss not flowing directly from
the commission of the tort; and
(iii)

in the case of loss or damage arising from any breach

of statutory duty, regulation

or by-
law - indirect, remote or unforeseeable loss and, in the

case of pure economic loss, loss
not flowing directly from the breach of the statutory duty,

regulation or by-law, save

where
such loss or damage cannot be excluded or limited by operation of mandatory provisions of
law.
22.7

Further Assurances
Each Party shall execute and deliver all further documents and instruments, and provide such
further assistance that may be necessary or desirable to carry out the provisions of this
Agreement or to effectuate the purposes or intent of this Agreement.

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23.

Costs
(a)

Except as provided in Clause 23(b), whether or not any

of the transactions contemplated by this
Agreement are consummated, each Party shall pay its

own fees and expenses of and incidental to
the negotiation, preparation and execution of this Agreement,

and to the transactions
contemplated by this Agreement, including the fees and

disbursements of its lawyers and
accountants.
(b)

Coronado shall:
(i)

bear and pay for all stamp duty on, or incidental to the

execution of, this Agreement and on
or incidental to all transactions contemplated by this

Agreement excluding stamp duty on
transactions or agreements between Stanwell and third

parties or between Stanwell and its
Related Bodies Corporate;
(ii)

lodge this Agreement for stamping as required by the relevant statute; and
(iii)

indemnify Stanwell against its liability for all such stamp duty and against any liability
resulting from the failure of Coronado to lodge any document for stamping as required
under any applicable legislation.
24.

Counterparts
This Agreement may be executed in two or more counterparts, each of which shall be deemed
an original, and all of which together shall constitute one and the same instrument.
25.

Triggering

Events/Termination
25.1

Definitions

In this Clause 25:
(a)

"
Event of Default
" means a Financial Default or a Non-Financial Default,

as the context requires.
(b)

"
Financial Default " means any of the following:
(i)

any failure by a Party to pay any sum due and payable to the other Party under this
Agreement or under a Project Document by the earlier of the

following days:
(A)

the 15th day after the unpaid sum becomes due and payable;

and
(B)

the 5th day after the Party receives notice from the other

Party that the sum has
not been paid by the date it became due and payable (for the avoidance of doubt
the other Party is not obliged to give such notice);
(ii)

a Party takes or has taken against it any action or proceeding whether voluntary or
compulsory which has the object or effect of:
(A)

winding up that Party,

which action or proceeding has not been dismissed or
withdrawn within 14 days; or
(B)

a Party's liquidation or provisional liquidation;
(iii)

a Party enters a compromise or other arrangement with its creditors or a receiver or
receiver and manager is appointed over any of its assets;
(iv)

at any time after the date that Stanwell has been provided

with Acceptable Security in
accordance with clause 4.1 of the Deed, Coronado fails

to comply with any subsequent or
continuing obligation to Stanwell under that clause; and
(v)

at any time before the date that Stanwell has been provided

with Acceptable Security in
accordance with clause 4.1 of the Deed, Coronado is in breach of clause 4.2 of the Deed,

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except that Clause 25.1(b)(iii) shall not apply to a reconstruction or amalgamation of a Party while that
Party is solvent.
(c)

"
Non-Financial Default
" means a default, other than a Financial Default,

by a Party in performing
this Agreement, but excludes an Excluded Event.
(d)

"
Excluded Event
" means where there is an interruption or threatened interruption to the taking of
Coal by Stanwell from Coronado and Clause 13.3(a) applies.

25.2

Default Notice
If an Event of Default occurs, the non-defaulting Party may give the defaulting Party a notice
(" Default Notice
") describing in reasonable detail the Event of Default

that has occurred and the
following:
(a)

a statement that the notice is a Default Notice issued under this Clause;
(b)

a statement that there has been a Financial Default or a Non-Financial

Default (as the case may
be);
(c)

a statement of the relevant matters of fact in sufficient

detail so as to permit the clear identification
of the matters constituting the default and the non-defaulting

Party's requirement for rectification;
and
(d)

signatures in accordance with Clause 21.
25.3

Cure Period
Upon receipt of a Default Notice, the defaulting Party will

have:
(a)

in the case of a Financial Default, 10 days to cure that default;

and
(b)

in the case of a Non-Financial Default, 60 days to cure

that default, unless the Parties have agreed
in good faith on a longer period (not to exceed 180 days),

in which case the period to cure that
default shall be such longer period, provided that the cure

period will end immediately if the
defaulting Party ceases to be diligently pursuing a cure of the default.
25.4

Non-curable default
If under Clause 25.3(b), the defaulting Party's default is not reasonably capable of remedy, the
defaulting Party must immediately notify the other Party and take all reasonable steps
satisfactory to the other Party to mitigate the consequences of the default, but without prejudice
to the non-defaulting Party's rights under Clause 25.5.
25.5

Remedies
If a default is not cured within the applicable cure period described in Clause 25.3, the non-
defaulting Party may, subject to:
(a)

giving 30 days' notice to the defaulting Party stating its

intention to do so if the default is not cured
(and the default is not cured within that notice period)

provided that only 15 days' notice shall be
required for a Financial Default under Clause 25.1(b) (and

provided that any notice given pursuant
to this Clause shall state the effective date of such

termination); and
(b)

if the Event of Default is a Non-Financial Default, that

default having a material adverse effect on
the rights of the non-defaulting Party under this Agreement,

terminate this Agreement without prejudice to any of its other rights in this Agreement, any right
to sue the defaulting Party for damages for that default or

the exercise of all other available legal
or equitable remedies, including suing for specific performance, injunctive relief or such other
orders as it deems appropriate.
25.6

Termination

- General
The expiration or termination of this Agreement shall:

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(a)

not affect the provisions expressed or implied to operate

or have effect on or after such expiration
or termination; and
(b)

be without prejudice to any right of action already accrued to a Party in respect of any breach of
this Agreement by the other Party.

25.7

Requirement to provide Acceptable Security

(a)

Stanwell may terminate this Agreement with immediate

effect if:
(i)

by 30 June 2019 Coronado has not granted, procured

for or provided Stanwell with all
Acceptable Security as defined in and required by clause 4.1 of the Deed and Coronado
has not demonstrated to the reasonable satisfaction of

Stanwell that:
(A)

Coronado is using its best endeavours to grant, procure

for and provide Stanwell
with all such Acceptable Security within a reasonable period after 30 June 2019;
and

(B)

there are reasonable grounds for Stanwell to believe that there are reasonable
prospects of the Acceptable Security being provided

within that reasonable period;
(ii)

in any case, all Acceptable Security required by clause

4.1 of the Deed has not been
granted, procured for or provided to Stanwell by 30 September

2019; or
(iii)

at the time all Acceptable Security required by clause 4.1

of the Deed is granted to,
procured for or provided to Stanwell, Coronado is not able

to demonstrate to Stanwell’s
satisfaction that the requirement in clause 4.1(f) of the

Deed is satisfied.
(b)

Stanwell's termination of this Agreement under Clause

25.7(a) is a termination for Coronado's
default for the purposes of determining the Termination

Payment calculated in accordance with the
SRA Value Schedule

to be paid by Coronado to Stanwell under Clause 25.9

and is without
prejudice to:
(i)

any of its other rights in this Agreement;

(ii)

any right to sue Coronado for damages; or

(iii)

the exercise of all other available legal and equitable remedies,

including suing for specific
performance, injunctive relief or such other orders as it deems appropriate.
25.8

Termination by Stanwell
If the ACSA is terminated by Stanwell following an 'Event of Default'

(as defined in the ACSA)
arising in respect of Coronado, Stanwell may immediately terminate this Agreement without
prejudice to:
(a)

any of its other rights in this Agreement;
(b)

any right to sue Coronado for damages; or
(c)

the exercise of all other available legal and equitable remedies,

including suing for specific
performance, injunctive relief or such other orders as it deems appropriate.
25.9

Termination

payments
(a)

If this Agreement is terminated for any reason (including under this Clause 25), Coronado must
pay to Stanwell within 10 Business Days of the date of

termination:

(i)

the Termination

Payment calculated in accordance with the SRA Value

Schedule;

and
(ii)

the RRP Termination

Payment calculated in accordance with the RRP Balance

Schedule.

(b)

If this Agreement is terminated otherwise than due to

Coronado's default, Coronado may set-
off against the Termination

Payment and the RRP Termination

Payment (as applicable) any net
amount payable by Stanwell to Coronado under Clause 11

of this Agreement (having deducted
any amounts payable by Coronado to Stanwell under this

Agreement).

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Schedule

1– SRA

Value Schedule

1.

Introduction
1.1

This Agreement includes a number of items which change from

time to time in accordance with
the Model Calculations contained in this Schedule 1.

The purpose of these Model Calculations
is to accommodate the flexibility in this Agreement (including as to the Supply Commencement
Date, Contract Price per GJ, Monthly Tonnage and Cash in Lieu) while ensuring that in all circumstances Stanwell receives the Value of the SRA. The Value of the SRA is acquitted by the payment by Coronado of Monthly Cash Flows (adjusted by the Discount

Factor) as determined
by the Model Calculations, and if the Outstanding Value of the SRA is greater than zero as at the
31 December 2038, by payment by Coronado of the Termination Payment.

1.2

From time to time as required for the purposes of this Agreement prior to the Supply
Commencement Date, and then at the end of each Month during

the Supply Term, the Model
Calculations will be made in accordance with their terms.

The Model Calculations use Fixed
Inputs, Variable Elements and the output of other Model Calculations.

1.3

The Model Calculations determine (amongst other things)

certain payments to be made under
this Agreement, including that, in relation to each Month during the Supply Term:
(a)

Stanwell shall pay to Coronado the Netback Amount for the aggregate quantities of Coal
delivered in that Month.

The Netback Amount for the Month is to be determined as:

Netback Amount = [Netback Price x Monthly Tonnage (SRA Value Schedule)] + [(Invoice
Price x Tonnes

Delivered) – (Contract Price per Tonne Equivalent x Monthly Tonnage
(SRA Value Schedule)]
(b)

Coronado shall pay to Stanwell the Derived Amount and the Cash in Lieu for the Month.
1.4

The Parties have agreed the form of an Excel spreadsheet which contains the Model
Calculations as attached to the email sent from Tim Peirce, Coronado to Natalie Gordon,
Stanwell on 14 August 2018 at approximately 11.15 am, and which is attached to this Schedule
1.

The Excel spreadsheet also includes rows which are to be used for the administration of this
Agreement by the Parties, but which are not, and do not affect, Fixed Inputs, Variable Elements or Model Calculations for the purposes of this Schedule 1.

1.5

To

the extent of any inconsistency, the documents will be interpreted in the following order of precedence:
(a)

this Agreement, including this Schedule 1;

(b)

the Excel spreadsheet; and
(c)

the worked examples attached.
1.6

Each Party acknowledges that the Model Calculations do not and will not take account of either
Party's tax position.
1.7

In this Schedule 1, a reference to a Clause is a reference

to a Clause in the main body of this
Agreement.
2.

Fixed Inputs
The following items are the Fixed Inputs (which remain unchanged throughout the term of this
Agreement):

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Fixed Input Value of Fixed Input
Discount Rate 13% per annum.
Valuation Date 13 August 2018.
Netback Price in respect of each Month on and from the Valuation Date, the price in
A$ set out for that Month for the Netback Price in Attachment 1 to this
Schedule 1.

Contract Energy means 25.6 GJ/Tonne (as received).
New CSA Days means, for a Month, the number of days from (and excluding) the
Valuation Date until (and including) the last day of the relevant Month.
Escalation Factor
means, for a Month:

(1 + 0.02) ^ (New CSA Days / 365)
Discount Factor in respect of each Month from the Valuation Date, is to be determined as:
=1/[((1+ Discount Rate)^(1/365))^(New CSA Days)]
Value of the SRA A$210,000,000.
3.

Variable Elements
The following items are the Variable Elements :
Variable Element Determination of Variable Element
Supply
Commencement
Date
has the meaning given in Clause 1.1.

For the purposes only of the Model Calculations, unless and until the
Supply Commencement Date occurs, a nominal Supply
Commencement Date of 1 March 2027 will be used for the

Model
Calculations (except if this Agreement is terminated prior to the

Supply
Commencement Date occurring and Stanwell has given a nomination in accordance with Clause 4.1(a), in which case the Supply
Commencement Date indicated in that nomination will be used).
Base Contract
Price per GJ
means:

if the Supply Commencement Date is prior to 1 January 2026,
A$[***] per GJ;

otherwise, the price per GJ set out in the table headed 'Base
Contract Price per GJ' in Attachment 1 to this Schedule 1 for the
Month in which the Supply Commencement Date occurs,

provided that unless and until the Supply Commencement Date
occurs, A$[***] will be used for Base Contract Price per GJ under this
Schedule 1.

The Base Contract Price per GJ is fixed on the Supply
Commencement Date.
Contract Price per
GJ
means, for each Month during the Supply Term, the Base Contract
Price per GJ multiplied by the Escalation Factor for that Month.

Nominated
Contract Price per
GJ
means, for each Month during the Supply Term, the amount
nominated as the Nominated Contract Price per GJ by Stanwell in
accordance with Clause 4.1(a)(i)(C).

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Cash in Lieu
Tonnage
means, for each Month during the Supply Term, the quantity of the
Annual Contract Tonnage (in Tonnes

Equivalent) for which Stanwell
elects to receive Cash in Lieu in accordance with Clause 4.1(a)(i)(B).
Monthly Tonnage
(SRA Value
Schedule)
means:

for a Month prior to the effective date of the relevant Model
Calculation, the actual quantity of Coal in Tonnes Equivalent delivered in that Month by Coronado to Stanwell;

for any other Month in respect of which Stanwell has given a nomination in accordance with Clause 4.1, the Annual Contract
Tonnage

nominated by Stanwell for that Year, divided by 12; and

for any other Month during the Supply Term, 2,000,000 divided by
12, in Tonnes

Equivalent.
4.

Model Calculations
The following Model Calculations

will be calculated for each Month during the Supply Term
using the Fixed Inputs, Variable Elements and other Model Calculations (as is relevant).

The
Discounted Monthly Cash Flows and the Outstanding Value of the SRA will also be calculated for each Month on and from the Valuation Date.
Model Calculation Formula
Contract Price per
Tonne

Equivalent
means, for each Month during the Supply Term, the Nominated
Contract Price per GJ for that Month multiplied by the Contract
Energy.
Derived Amount
per Tonne
means, for each Month during the Supply Term, the Netback Price less the Contract Price per Tonne Equivalent for that Month.

Derived Amount means, for each Month during the Supply Term, the Derived Amount per Tonne

multiplied by the Monthly Tonnage (SRA Value

Schedule)
for that Month.
Cash in Lieu means, for each Month during the Supply Term, the Derived Amount per Tonne

multiplied by the Cash in Lieu Tonnage for that Month.

Monthly Cash
Flows
means, for each Month during the Supply Term, the Derived Amount plus the Cash in Lieu for that Month.
Discounted
Monthly Cash
Flows
means, for each Month during the Supply Term the amount
determined as:
= Monthly Cash Flows x Discount Factor
Cumulative
Discounted Cash
Flows
means, for each Month on and from the Valuation Date, the sum of each of the Discounted Monthly Cash Flows for every Month occurring during the Supply Term up to and including that Month (and being, prior to the Supply Commencement Date, zero).

Outstanding Value
of the SRA
means, for each Month on and from the Valuation Date, the amount determined as:

=Value of the SRA – Cumulative Discounted Cash Flows

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=
5.

Termination Payments
If this Agreement is terminated or if as at 31 December 2038, the

Outstanding Value of the SRA
is greater than zero, Coronado must pay to Stanwell

a termination payment (
Termination
Payment
) calculated in accordance with this Schedule 1 and:

•

if the termination is due to Coronado's default, the Termination Payment will be:

•

the Cash Value of the SRA; plus

•

the Top

-Up Amount; and

•

if the termination is for any other reason or if as at 31 December

2038, the Outstanding
Value of the SRA is greater than zero, the Termination

Payment will be the Cash Value of
the SRA.

Calculation of the Cash Value of the SRA
The Cash Value of the SRA

is calculated as:

Outstanding Value of the SRA
m

/ Discount Factor
m
with each such value being calculated as at the end of the Month in which the date of
termination occurs.

Calculation of Top-Up Amount
The Top-Up Amount

is determined by:
•

taking the remaining Supply Term as at the date of termination based on the last nomination (including the non-binding nomination for each Year in the Supply Term after the Year for which the nomination is made) under Clause 4.1;
•

calculating a revised Netback Price (the
Revised Netback Price ) for each Month of the
remaining Supply Term in accordance with the table set out below and determining any
Top

-Up Amount payable by Coronado;

Input Value of Fixed Input
Forecast Price

means, for each Month of the remaining Supply Term from and
including the date of termination, the price for [***]kcal/kg NAR thermal coal on a Free on Board basis at Newcastle Port in nominal US$ per tonne that is included for that Month in the Wood MacKenzie Long
Term

Thermal Market Outlook last published prior to the date of
termination.

FX Rate means, for each Month of the remaining Supply Term from and including the date of termination, the rate for converting US dollars into one Australian dollar that is included for that Month in the long term exchange rate forecast published by Wood MacKenzie last published prior to the date of termination.

A$ Forecast Price means, for a Month, the Forecast Price divided by the FX Rate.
Reference Energy means the energy applicable to the Forecast Price, as measured in

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GJ per Tonne

(as received), being for the Forecast Price described
above, [***] GJ per Tonne (as received).
Port Costs in respect of each Month of the remaining Supply Term from and including the date of termination, the price in A$ set out for that

Month
for Port Costs in Attachment 1 to this Schedule 1.

Rail Costs in respect of each Month of the remaining Supply Term from and including the date of termination, the price in A$ set out for that

Month
for Rail Costs in Attachment 1 to this Schedule 1.

Export Royalty

means, in respect of each Month of the remaining Supply Term from and including the date of termination:
if the A$ Forecast Price less Port Costs is less than or equal to
A$100/Tonne:
=((A$ Forecast Price less Port Costs) x 7%)
if A$ Forecast Price less Port Costs is greater than A$100/Tonne and less than or equal to A$150/Tonne:
=A$7 + ((A$ Forecast Price less Port Costs less A$100) x
12.5%)
if the A$ Forecast Price less Port Costs is greater than A$150/Tonne:
=A$13.25 + ((A$ Forecast Price less Port Costs less $150) x
15%)
Revised Netback
Price
is calculated for each Month of the remaining Supply Term from and including the date of termination as:
=(A$ Forecast Price) x (Contract Energy / Reference Energy) –
Port Costs – Rail Costs – Export Royalty
Discount Factor
(Termination)
in respect of each Month of the remaining Supply Term from and including the date of termination, is to be determined as:
=1/[((1+ Discount Rate)^(1/365))^(Days from the date of
termination to the end of the relevant Month)]
Top

-Up Amount
(Month)
in respect of each Month of the remaining Supply Term from and including the date of termination:

if the Revised Netback Price is less than or equal to the Netback
Price for the Month, the Top-Up Amount (Month) for the Month is
zero; and

if the Revised Netback Price is greater than the Netback Price for
the Month, the Top

-Up Amount (Month) for the Month is
determined as:

= [(Revised Netback Price – Netback Price) x Monthly Tonnage

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(SRA Value Schedule) x Discount Factor (Termination)].
Top

-Up Amount
the sum of each Top

-Up Amount (Month).
The Forecast Price and the FX Rate are the Forecast Indices
.

If at any time on and from the
Valuation Date, a Forecast Index is no longer published or the basis of calculation of the
Forecast Index materially changes, the Forecast Index will be replaced with a replacement index
that best represents the characteristics of the relevant Forecast

Index as at the Valuation Date.

In order to determine whether a Forecast Index is no longer published or the basis of calculation
of the Forecast Index materially changes and, if so, the replacement index:
•

Either Party may notify the other if it considers that a Forecast Index is no longer
published or the basis of calculation of the Forecast Index has materially changed.

If the
Parties do not agree on whether a Forecast Index is no longer published or the basis of
calculation of the Forecast Index has materially changed within

30 days of such notice,
Clause 17(h) will apply.

•

If the Parties agree or it is determined that a Forecast Index is no longer published or the
basis of calculation of the Forecast Index has materially changed,

the Parties will seek to
agree upon a replacement Forecast Index.

If the Parties have not agreed on a
replacement within 30 days of the agreement or determination,

Stanwell will nominate a
relevant replacement Forecast Index to Coronado.
•

If Coronado does not agree with the replacement Forecast Index provided by Stanwell,
Clause 17(h) will apply.

•

If a replacement Forecast Index is determined in circumstances where Coronado is in
default or this Agreement has been terminated due to Coronado's default and the
Forecast Index that is finally agreed or determined is the replacement

Forecast Index
nominated by Stanwell, then Coronado must bear the cost of

the Expert and any
consultant or advisors engaged by the Expert and Stanwell's legal and other costs related
to the determination.
If a Forecast Index does not, as at the date of termination, publish any of the input for the
Forecast Index beyond a date such that it does not include all remaining Months of the Supply
Term

as required to determine the Revised Netback Price, the Forecast

Index for the Months in
which no input is published will be determined as:
•

in relation to the Forecast Price, the forecast published for the date which is furthest in the
future from the date of termination ( Last Published Date ) multiplied by the Forecast
Escalation Rate where:
o

the Forecast Escalation Rate means, for a Month:

(1 + 0.02) ^ (Forecast Days / 365);
and
o

Forecast Days means, for a Month, the number of days from (and excluding) the Last
Published Date until (and including) the last day of the relevant

Month; and
•

in relation to the FX Rate, the FX Rate published for the date which is furthest in the
future from the date of termination.
6.

Maintenance of agreed Value of the SRA and model

For the purposes of administration, Coronado must prepare

the Model Calculations in
accordance with this Schedule 1 each Month and make it available to Stanwell in the same
format as the agreed Excel spreadsheet (or as otherwise agreed).

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Attachment 1 to Schedule 1
[***]

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Attachment 2 to Schedule 1 – Model Calculations worked examples

[***]

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MinterEllison | Ref: JRP:BCC:1192745

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ME_955476192_3
Schedule

1A –

RRP

Balance

Schedule

[***]

New Coal Supply Agreement

MinterEllison | Ref: JRP:BCC:1192745

Page | 59

ME_955476192_3
Schedule 2 – Quality Assurance
[***]

New Coal Supply Agreement

MinterEllison | Ref: JRP:BCC:1192745

Page | 60

ME_955476192_3
Schedule 3 – Rail Performance

Levels

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New Coal Supply Agreement

MinterEllison | Ref: JRP:BCC:1192745

Page | 61

ME_955476192_3
EXECUTED

as a deed
Signed by

Richard Van Breda
for Stanwell
Corporation Limited

ACN 078 848 674
under power of attorney in the presence of
Signature of witness Richard Van Breda
Name of witness (print)
Executed

by
Coronado Curragh Pty Ltd
ABN 90 009 362 565

in accordance with
Section 127 of the Corporations Act 2001
(Cth)
Signature of director
Signature of director/company secretary
(Please delete as applicable)
Name of director (print) Name of director/company secretary (print)